UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A
(Rule 14a-101)

________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CID HoldCo, Inc.

_____________________________________________________________________________________________________________________________

(Name of Registrant as Specified in its Charter)

_____________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
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April 17, 2026

Dear Stockholders of CID Holdco, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of CID HoldCo, Inc. (the “Company”) to be held on May 12, 2026, at 11:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via a live video webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the Annual Meeting by visiting https://www.cstproxy.com/cidholdco/2026.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.

The Board of Directors of the Company (the “Board”) urges you to read the accompanying Proxy Statement and you will be asked to consider the following proposals:

•        To elect one Class I director nominee, Phyllis Newhouse, to serve until her term expires or until her successor is duly elected and qualified, as described herein;

•        To ratify the appointment of Carr, Riggs & Ingram, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

•        To approve an amendment to our Amended and Restated Certificate of Incorporation to authorize the Board to effect one or more reverse stock splits of our common stock, par value $0.0001 per share (the “Common Stock”) by a ratio of not less than one-for-ten (1:10) and not more than one-for-twenty-five (1:25) of the Common Stock (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion, and with the number of Reverse Stock Splits, if any, to be determined by the Board in its sole discretion;

•        To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock and warrants to purchase shares of Common Stock in connection with the following potential financing transactions:

•        Proposal A:    Financing documents between the Company and one or more potential financing sources (“Financing Source A”), including a common stock purchase agreement establishing an equity line of credit, a note purchase agreement and related senior secured convertible promissory note, and a common stock purchase warrant, in order to, among other things, make scheduled monthly payments under that certain Loan Agreement, dated December 4, 2025, between the Company and J.J. Astor & Co. (the “J.J. Astor Loan”) and terminate that certain Share Purchase Agreement (the “Original ELOC”) with New Circle Principal Investments LLC, a Delaware limited liability company (“New Circle”), in an amount that may exceed 20% of the Company’s Common Stock currently outstanding;

•        Proposal B:    Financing documents between the Company and one or more financing sources (“Financing Source B”), including a common stock purchase agreement establishing an equity line of credit, a preferred stock purchase agreement, and a common stock purchase warrant, in order to, among other things, entirely pay off the J.J. Astor Loan and terminate the Original ELOC, in an amount that may exceed 20% of the Company’s Common Stock currently outstanding.

•        To approve, for purposes of complying with Nasdaq Listing Rule 5635(b) and 5635(d), solely if the Company defaults on the J.J. Astor Loan, the issuance of shares of Common Stock upon conversion of the remaining balance of the senior convertible note issued by the Company pursuant to the terms of the J.J. Astor Loan, without giving effect to the exchange cap in such convertible note;

•        To approve, for purposes of complying with Nasdaq Listing Rule 5635(b) and 5635(d), the potential issuance of up to 100,000,000 shares of Common Stock (or securities convertible into or exercisable for Common Stock) in one or more non-public financing transactions, in an amount that may exceed 20% or more of the Company’s Common Stock outstanding before the execution of such transactions; and

•        To approve an amendment to the Company’s Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 19,959,853 shares.

Your vote is important to us. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the Internet or, if you have received printed proxy materials, you vote by telephone or by mailing your completed proxy card or voting instruction form.

If you have any questions, or need any assistance in voting your shares, please contact a Company representative at (262) 357-2918 or by email at ir@daic.ai.

WE ARE GRATEFUL FOR YOUR CONTINUED SUPPORT AND WILL WORK EVERYDAY TO TAKE FULL ADVANTAGE OF ALL OPPORTUNITIES TO ENHANCE LONG-TERM VALUE.

Thank you for your interest and investment in CID HoldCo, Inc.

Sincerely,
Edmund Nabrotzky
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 17, 2026

The Annual Meeting of Stockholders (the “Annual Meeting”) of CID HoldCo, Inc. (“CID” or the “Company”) will be held on May 12, 2026, at 11:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via a live video webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the Annual Meeting by visiting https://www.cstproxy.com/cidholdco/2026.

The Annual Meeting will take place for the following purposes:

1.       To elect one Class I director nominee, Phyllis Newhouse, to serve until her term expires or until her successor is duly elected and qualified, as described herein;

2.       To ratify the appointment of Carr, Riggs & Ingram, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.       To approve an amendment to our Amended and Restated Certificate of Incorporation to authorize the Board to effect one or more reverse stock splits of our common stock, par value $0.0001 per share (the “Common Stock”) by a ratio of not less than one-for-ten (1:10) and not more than one-for-twenty-five (1:25) of the Common Stock (the “Reverse Stock Split”), with the exact ratio to be set within this range by the Board in its sole discretion, and with the number of Reverse Stock Splits, if any, to be determined by the Board in its sole discretion;

4.       To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock and warrants to purchase shares of Common Stock in connection with the following potential financing transactions:

•        Proposal A:    Financing documents between the Company and one or more potential financing sources (“Financing Source A”), including a common stock purchase agreement establishing an equity line of credit, a note purchase agreement and related senior secured convertible promissory note, and a common stock purchase warrant, in order to, among other things, make scheduled monthly payments under that certain Loan Agreement, dated December 4, 2025, between the Company and J.J. Astor & Co. (the “J.J. Astor Loan”) and terminate that certain Share Purchase Agreement (the “Original ELOC”) with New Circle Principal Investments LLC, a Delaware limited liability company (“New Circle”), in an amount that may exceed 20% of the Company’s Common Stock currently outstanding;

•        Proposal B:    Financing documents between the Company and one or more potential financing sources (“Financing Source B”), including a common stock purchase agreement establishing an equity line of credit, a preferred stock purchase agreement, and a common stock purchase warrant, in order to, among other things, entirely pay off the J.J. Astor Loan and terminate the Original ELOC, in an amount that may exceed 20% of the Company’s Common Stock currently outstanding.

5.       To approve, for purposes of complying with Nasdaq Listing Rule 5635(b) and 5635(d), solely if the Company defaults on the J.J. Astor Loan, the issuance of shares of Common Stock upon conversion of the remaining balance of the senior convertible note issued by the Company pursuant to the terms of the J.J. Astor Loan, without giving effect to the exchange cap in such convertible note;

6.       To approve, for purposes of complying with Nasdaq Listing Rule 5635(b) and 5635(d), the potential issuance of up to 100,000,000 shares of Common Stock (or securities convertible into or exercisable for Common Stock) in one or more non-public financing transactions, in an amount that may exceed 20% or more of the Company’s Common Stock outstanding before the execution of such transactions; and

7.       To approve an amendment to the Company’s Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 19,959,853 shares.

These items of business are more fully described in the accompanying Proxy Statement. Only stockholders of record at the close of business on March 23, 2026, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements.

We are using the “Full Set Delivery” method of providing proxy materials to our stockholders. As such, on or about April 21, 2026, we will mail to our stockholders of record our Proxy Statement and proxy card, as well as provide access to the proxy materials at https://www.cstproxy.com/cidholdco/2026.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Notice or to the question on page 6 of the accompanying Proxy Statement entitled “How do I vote?”

By order of the Board of Directors,
Edmund Nabrotzky
Chief Executive Officer

i

CID HOLDCO, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 11:00 A.M. PACIFIC TIME ON MAY 12, 2026

CID’s 2026 Annual Meeting of Stockholders (“Annual Meeting”) will be held via a live audio webcast on May 12, 2026, at 11:00 a.m. Pacific Time. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement (this “Proxy Statement”) if you are a stockholder as of the close of business on March 23, 2026, the record date for the Annual Meeting (the “Record Date”) or hold a valid proxy for the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.

The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report,” and, together with this Proxy Statement, the “Proxy Materials”), are being mailed and distributed to the stockholders on or about April 21, 2026.

CID Holdco, Inc. (the “Company”, or “CID Holdco”, or “CID”), formerly known as SEE ID Inc., dba Dot AI (the “Legacy Company” or “SEE ID”), was incorporated in Delaware with its headquarters in Las Vegas, Nevada. The Company helps businesses transform their operations by optimizing safety, security and efficiency of operations through in-process tracking of resources. Through the Company’s extensive research and development initiatives, the Company’s main focus includes areas such as Industrial IoT, Indoor & Outdoor tracking with seamless transitions, Passive RFID (including Bluetooth and 5G), in-process locating system, Dolly Management, and related supported software applications.

The Company is the developer of an asset tracking platform intended to push the limits of near real-time precision-based location technology. The Company’s platform leverages the technologies including the patented passive and active RFID tracking solutions, low power edge camera platforms utilizing artificial intelligence, enabling users to give accuracy to all mapping technologies in areas that are troublesome. Through its technological solutions, the Company serves multiple industries including construction, military, mining, retail, warehousing and manufacturing.

The Company is headquartered in Las Vegas, NV with our management and administrative staff located in Bethesda, MD for East Coast customer engagements and government lobbying activity. We also manufacture hardware in Puerto Rico through our wholly owned subsidiary Dot Works. Our embedded development team and Design for Manufacturing (“DFM”) capability is built around our CTO in Worcester, MA and our core software team is in Bangalore, India.

Throughout this Proxy Statement, unless otherwise noted or otherwise suggested by context, the “Company”, “we”, “us”, “our” refers to SEE ID and Dot Works, as applicable, prior to the consummation of the Business Combination (as defined below), and CID Holdco, SEE ID, and Dot Works, collectively, after the consummation of the Business Combination.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

The information provided below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully before casting your vote. Information contained on, or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website addressed in this Proxy Statement are inactive textual references only.

Why am I receiving these materials?

Our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 29,293,322 shares of common stock of CID, par value $0.0001 per share (the “Common Stock”) outstanding and entitled to vote. As a stockholder of record of our Common Stock at the close of business on the Record Date, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

This Proxy Statement, along with the accompanying notice, summarizes the purposes of the Annual Meeting and the information you need to know to vote on the proposals described in this Proxy Statement.

How can I electronically access the Proxy Materials?

On or about April 21, 2026, you can access the Proxy Materials online at https://www.cstproxy.com/cidholdco/2026. The Proxy Materials are also available on our own website at https://ir.daic.ai/ (information at or connected to our website is not and should not be considered part of this Proxy Statement).

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for directors and other matters to be voted on at our Annual Meeting. It also explains the voting process and requirements; describes the compensation of our principal executive officer and the next two most highly compensated executive officers; describes the compensation of our directors; and provides certain other information that the SEC rules require.

How do I attend and participate in the Annual Meeting online?

We will be hosting the meeting via live webcast only. Only registered stockholders (holders of record) and other persons holding a valid legal proxy and a control number may attend the meeting live online at https://www.cstproxy.com/cidholdco/2026. The webcast will start at 11:00 a.m. Pacific Time. Stockholders may vote and submit questions while attending the meeting online. We encourage you to access the meeting prior to the start time. The webcast will open 15 minutes before the start of the meeting. In order to enter the meeting, you will need the control number. The control number will be included in the Notice and on your proxy card if you are a stockholder of record of shares of Common Stock. Beneficial owners who hold shares in “street name” and do not obtain a legal proxy may listen to the Annual Meeting by telephone by dialing 1 800-450-7155 (within the U.S. and Canada; toll-free) or +1 857-999-9155 (outside the U.S. and Canada; standard rates apply) and entering conference ID: 2545698# (listen-only). A beneficial owner who wishes to attend and vote through the meeting website must obtain a legal proxy from such beneficial owner’s broker, bank or other agent and deliver such legal proxy to Continental at least 72 hours prior to the meeting date, after which Continental will issue a control number that will also provide voting access. Instructions on how to attend and participate online are available at https://www.cstproxy.com/cidholdco/2026. The webcast will be recorded and available for replay for at least 30 days following the Annual Meeting on our investor relations website at https://ir.daic.ai/.

How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?

A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, virtually or by proxy, of stockholders representing a majority of the voting power of all the outstanding shares of stock entitled to vote at the Annual Meeting as of the close of business on the Record Date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of the Record Date, we had 29,293,322 shares of our Common Stock outstanding, each entitled to one vote at the Annual Meeting, meaning that 14,646,662 shares of Common Stock must be represented virtually or by proxy to have a quorum. Our Common Stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes and proxies received but marked “ABSTAIN” will be counted.

What matters am I voting on?

There are seven matters scheduled for a vote. The following table sets forth a description of each of the proposals you are being asked to vote on, how you may vote on each proposal, and how our Board recommends that you vote on each proposal.

Proposal	How May I Vote?	How Does our Board Recommend That I Vote?
Proposal No. 1: To elect one Class I director nominee, Phyllis Newhouse, to serve until her term expires or until her successor is duly elected and qualified, as described herein.	You may either vote FOR or AGAINST with respect to the election of each nominee.	Our Board recommends a vote FOR each of the Class I director nominees.
Proposal No. 2: To ratify the appointment of Carr, Riggs & Ingram, LLC (“CRI”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the ratification of the appointment of Carr, Riggs & Ingram, LLC as our independent registered accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 3:

To approve an amendment to our Amended and Restated Certificate of Incorporation to authorize the Board to effect one or more reverse stock splits of our Common Stock by a ratio of not less than one-for-ten (1:10) and not more than one-for-twenty-five (1:25) of the Common Stock (the “Reverse Stock Split”), with the exact ratio to be set within this range by our Board in its sole discretion, with the number of Reverse Stock Splits, if any, and the exact ratio of each Reverse Stock Split to be determined at the discretion of the Board in its sole discretion (the “Reverse Split Proposal”).

	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the Reverse Split Proposal.

Proposal No. 4:

To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock and warrants to purchase shares of Common Stock in connection with certain financing transactions between one of two or more potential financing sources, in order to, among other things, either make scheduled monthly payments under or entirely pay off that certain Loan Agreement, dated December 4, 2025, between the Company and J.J. Astor & Co. (the “J.J. Astor Loan”) and terminate that certain Share Purchase Agreement (the “Original ELOC”) with New Circle Principal Investments LLC, a Delaware limited liability company (“New Circle”), in an amount that may exceed 20% of the Company’s Common Stock currently outstanding (the “Nasdaq Service Proposal”).

	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the Nasdaq Service Proposal.

Proposal	How May I Vote?	How Does our Board Recommend That I Vote?

Proposal No. 5:

To approve, for purposes of complying with Nasdaq Listing Rule 5635(b) and 5635(d), solely if the Company defaults on the J.J. Astor Loan, the issuance of shares of the Company’s common stock upon conversion of the remaining balance of the senior convertible note issued by the Company pursuant to the terms of the J.J. Astor Loan, without giving effect to the exchange cap in such convertible note (the “Nasdaq Conversion Proposal”).

	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the Nasdaq Conversion Proposal.

Proposal No. 6:

To approve, for purposes of complying with Nasdaq Listing Rule 5635(b) and 5635(d), the potential issuance of up to 100,000,000 shares of Common Stock (or securities convertible into or exercisable for Common Stock) in one or more non-public financing transactions, in an amount that may exceed 20% or more of the Company’s Common Stock outstanding before the execution of such transactions (the “Nasdaq 20% Proposal” and, together with the Nasdaq Service Proposal and the Nasdaq Conversion Proposal, the “Nasdaq Proposals”).

	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the Nasdaq 20% Proposal.

Proposal No. 7:

To approve an amendment to the Company’s Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 19,959,853 shares (the “Incentive Plan Amendment Proposal”).

	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the Incentive Plan Amendment Proposal.

Why am I being asked to vote on each proposal?

Election of our Class I Director

Our Board of Directors is divided into three classes of directors, with each class serving a staggered three-year term. At each annual meeting, the term of one class of directors expires and stockholders are asked to elect directors to that class for a new three-year term. At this Annual Meeting, the term of our Class I directors is expiring, and one Class I director nominee, Phyllis Newhouse, is seeking re-election to serve until the annual meeting of stockholders to be held in 2029 and until her successor is duly elected and qualified. The election of directors is a routine, recurring matter that comes before stockholders at each annual meeting as part of the Company’s normal governance process.

Ratify the Appointment of CRI

The Board is submitting this appointment to stockholders for ratification as a matter of good corporate governance and because the Company values its stockholders’ views on the selection of its independent auditors. Although neither our bylaws nor other governing documents require stockholder ratification of this appointment, the ratification of the auditor is a routine governance matter.

Approval of Reverse Split Proposal

On February 5, 2026, the Company received written notification from Nasdaq that the bid price of its Common Stock had failed to meet the $1.00 per share minimum bid price requirement for the required period. Under Nasdaq Rules, the Company has 180 calendar days — until August 4, 2026 — to regain compliance. The Board believes that effecting a reverse stock split may be the best available means of increasing the per-share price of the Common Stock above $1.00 per share in order to maintain the Company’s continued listing on The Nasdaq Global Select Market.

The Board also believes that the low per-share market price of the Common Stock impairs its marketability to institutional investors and other members of the investing public, and that continued listing on Nasdaq provides overall credibility to an investment in the Company’s stock. Approval of this proposal would not automatically cause a reverse stock split to occur; rather, it would grant the Board the authority to effect a reverse stock split if and when the Board determines that doing so is in the best interests of the Company and its stockholders.

Approval of Nasdaq Service Proposal

The Board is seeking this approval because the Company intends to enter into definitive financing arrangements with one of two or more potential financing sources, the proceeds from which will be used to either (i) make scheduled monthly payments under the Original Loan Agreement with J.J. Astor, or (ii) entirely pay off the Original Loan Agreement with J.J. Astor and terminate the Original ELOC with New Circle, many of the terms of which the Board has determined are unfavorable to the Company. Under Nasdaq Listing Rule 5635(d), stockholder approval is required before a company may issue, in a private offering, more than 20% of its outstanding Common Stock at a price below the applicable “Minimum Price.” Nasdaq Listing Rule 5635(b) separately requires stockholder approval for any issuance of securities that could result in a change of control.

The Board has determined that the potential financing transactions as outlined in the Nasdaq Service Proposal are in the best interests of the Company and its stockholders, and that their terms are fair, reasonable, and preferable to those of the existing financing arrangements. Without stockholder approval, the Company would be unable to issue shares to either potential financing source in an amount exceeding 19.99% of outstanding Common Stock, making it unlikely that it could raise sufficient capital to make scheduled monthly payments under or pay off the Original Loan Agreement with J.J. Astor and terminate the Original ELOC with New Circle.

Approval of Nasdaq Conversion Proposal

The Company entered into the Original Loan Agreement with J.J. Astor on December 4, 2025, pursuant to which the Company issued a Senior Secured Convertible Note in the original principal amount of $2,600,000. The securities issuance provisions of that note, in the event of a default, could result in the issuance of shares of Common Stock in excess of the 20% threshold under Nasdaq Listing Rules 5635(b) and 5635(d). Without stockholder approval, the Company may not issue shares of Common Stock pursuant to a conversion of the note in an amount exceeding 19.99% of the shares outstanding immediately prior to the execution of the Original Loan Agreement, and failure to satisfy the Company’s issuance obligations upon a default could adversely affect the Company’s ability to comply with its binding contractual commitments, potentially triggering additional adverse consequences under the loan documents and related registration rights agreement.

Approval of Nasdaq 20% Proposal

The Board is seeking this approval in order to preserve the Company’s ability to obtain additional financing through non-public transactions without the delays and expense associated with a public offering. The Company plans to use any proceeds from transactions entered into under this authorization to pay off the Financing Source A convertible note and for working capital, repayment or refinancing of indebtedness, and funding of software development initiatives. If this proposal is not approved, the Company may be unable to obtain sufficient financing to fund its operations and implement its business strategy, and may be required to seek alternative sources of financing that may not be available or may not be available on commercially reasonable terms.

Approval of Incentive Plan Amendment Proposal

The Board is seeking stockholder approval of this amendment because it believes the Company’s success depends, in large part, on its ability to attract, retain, and motivate key employees with experience and ability, and that an equity-based compensation program is central to achieving those objectives. The Board believes that equity compensation directly aligns the interests of employees and non-employee directors with those of stockholders, is inherently performance-based, and is consistent with the Company’s pay-for-performance compensation philosophy. The Board has determined that the proposed increase is judicious, sustainable, and critical to meeting the Company’s business goals.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), then you are a stockholder of record. As a stockholder of record, you may vote virtually during the Annual Meeting or vote by proxy through the Internet, over the telephone or using a proxy card that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend and vote during the Annual Meeting. In such case, your previously submitted proxy will be disregarded.

•        To vote online during the Annual Meeting, follow the provided instructions to join the meeting at https://www.cstproxy.com/cidholdco/2026.

•        To vote online before the Annual Meeting, go to https://www.cstproxy.com/cidholdco/2026. You will be asked to provide the company number and control number from the enclosed proxy cards. Your internet vote must be received by 11:59 PM Pacific Time, on May 11, 2026 to be counted.

•        To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•        To vote through the internet, go to https://www.cstproxy.com/cidholdco/2026 to complete an electronic proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If, on the Record Date, your shares of Common Stock are held not in your name but rather in the name of your broker, bank or other agent, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Beneficial owners who hold shares in “street name” may listen to the Annual Meeting by telephone as described under “How do I attend and participate in the Annual Meeting online?” and may access the meeting website only if they obtain a legal proxy and a control number as described therein.

If you are a beneficial owner, you should have received a Notice containing voting instructions from your brokerage firm, bank, dealer, or other similar organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Beneficial owners may not vote through the meeting website unless they obtain a legal proxy and a control number as described under “How do I attend and participate in the Annual Meeting online?”

If I am a stockholder of record and I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you return a signed and dated proxy card or otherwise vote without marking your voting selections, your shares will be voted as recommended by the Board. Specifically, your shares will be voted, as applicable, “FOR” the election of the nominees for Class I director, “FOR” the Reverse Split Proposal, “FOR” the Nasdaq Proposals, “FOR” the Incentive Plan Amendment Proposal, and “FOR” the ratification of selection by the Audit Committee of the Board of CRI as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote during the Annual Meeting, or through the Internet, by telephone or by completing your proxy card before the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions represent a stockholder’s affirmative choice to decline to vote on a proposal and occur when shares present at the meeting are marked “ABSTAIN.” Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

A broker has discretionary authority to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters.

Proposal 1, the election of our Class I directors, is a non-routine matter, so your broker or nominee may not vote your shares on Proposal 1 without your instructions. Proposal 2, the ratification of the appointment of CRI as our independent registered public accounting firm for the fiscal year ending December 31, 2026, is a routine matter, so your broker or nominee may vote your shares on Proposal 2 even in the absence of your instruction. Proposals 3 – 7, the (i) Reverse Split Proposal, the (ii) Nasdaq Proposals, and (iii) the Incentive Plan Amendment Proposal, are all non-routine matters, so your broker or nominee may not vote your shares on Proposals 3 – 7 without your instructions. Please instruct your bank, broker, or other agent to ensure that your vote will be counted.

How can I participate and ask questions at the Annual Meeting?

We are committed to ensuring that our stockholders have the same opportunities to participate in the Annual Meeting as they would at an in-person meeting. To submit a question at the Annual Meeting, you will need your 16-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to ask questions during the Annual Meeting. We encourage you to ask any question that is relevant to the business of the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of the Company are not pertinent to Annual Meeting matters and, therefore, will not be answered. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.

Proposal	Votes Required	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Elect the Class I director to hold office until the 2029 annual meeting of stockholders.	The plurality of the votes of shares of the voting power present or represented by proxy. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected.	None(1)	No(5)
Proposal No. 2: Ratification of Carr, Riggs & Ingram, LLC as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.	The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy.	Will count as a vote “against”(3)	Yes(4)
Proposal No. 3: The Reverse Split Proposal.

The affirmative vote of a majority of the votes cast by the holders entitled to vote thereon. This means that the Reverse Split Proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

		None(5)	No(2)
Proposal No. 4: The Nasdaq Service Proposal.	The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy.	None	No(2)
Proposal No. 5: The Nasdaq Conversion Proposal.	The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy.	None	No(2)
Proposal No. 6: The Nasdaq 20% Proposal.	The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy.	None	No(2)
Proposal No. 7: The Incentive Plan Amendment Proposal.	The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy.	None	No

____________

(1)      Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)      As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Accordingly, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other agent as to how to vote on matters deemed to be “non-routine,” the broker, bank or other agent cannot vote the shares. These un-voted shares are counted as “broker non-votes” and will have the effect of a vote “against” the proposal.

(3)      Abstentions will not be included in the numerator (since they are not affirmative votes) but will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions will have the same effect as a vote “against” the proposal.

(4)      As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

(5)      Abstentions, and in the case of the Election of Directors proposal, “broker non-votes” are not counted as votes cast and will have no effect on the vote on this proposal.

Can I change my vote or revoke my proxy after I have already voted or given my proxy?

Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To change your vote, you may:

•        mail a written notice “revoking” your earlier vote to our Corporate Secretary at 2 Shaker Road Suite E213, Shirley, MA 01464;

•        submit another properly completed and signed proxy card with a later date;

•        grant a subsequent proxy by telephone or through the Internet;

•        you may attend and vote virtually during the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.

If you own your shares in street name, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy.

How many votes do I have?

Each holder of Common Stock will have the right to one vote per share of Common Stock.

Who will count the votes?

Continental has been engaged as our independent agent to tabulate stockholder votes and act as Inspector of Election for the meeting.

Is voting confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•        as necessary to meet applicable legal requirements;

•        to allow for the tabulation and certification of votes; and

•        to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the adjourned or postponed Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.

How can I find the results of the Annual Meeting?

We expect that preliminary voting results will be announced during the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. We may reimburse brokers, banks, and other agents for the cost of forwarding Proxy Materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

Requirements for stockholder proposals to be brought before the 2027 annual meeting.

Our bylaws provide that, for stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than director nominations) to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Corporate Secretary. This notice may be delivered to us via email at ir@daic.ai or via mail at 2 Shaker Road Suite E213, Shirley, MA 01464. To be timely for the 2027 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between December 31, 2026 and January 30, 2027; provided that if the date of that annual meeting of stockholders is not within 30 days before or after such anniversary date, you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later, the 10th day following the day on which public disclosure of that meeting date is first made. A stockholder’s notice to the Corporate Secretary must also set forth the information required by our bylaws.

Stockholder Solicitation of Proxies in Support of Director Nominees Other Than Company Nominees.

In addition, to comply with Rule 14a-19 under the Exchange Act, the SEC’s universal proxy rule, if a stockholder intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our bylaws for next year’s annual meeting of stockholders, then such stockholder must provide proper written notice that sets forth all the information required by Rule 14a-19 under the Exchange Act to our Corporate Secretary via email at ir@daic.ai or via mail at 2 Shaker Road Suite E213, Shirley, MA 01464 between December 31, 2026 and January 30, 2027; provided that if the date of that annual meeting of stockholders is not within 30 days before or after such anniversary date, you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later, the 10th day following the day on which public disclosure of that meeting date is first made. The notice requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under our bylaws as therein.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the instructions on each Notice to ensure that all your shares are voted.

What does it mean if multiple members of my household are stockholders, but we only received one Notice or full set of proxy materials in the mail?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. In accordance with a prior notice sent to certain brokers, banks, dealers, or other agents, we are sending only one Notice or full set of proxy materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” allows us to satisfy the requirements for delivering notices or proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of these documents. “Householding” helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of the Notice or proxy materials at your address and would like to request “householding” of your communications, or you would like to revoke your consent to future “householding” mailings, please contact your broker, bank, or other agent or contact us at the following address:

CID Holdco, Inc.
5661 S Cameron St,
Suite 100 Las Vegas,
Nevada 89118

What are the implications of being an “emerging growth company”?

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the completion of ShoulderUp Technology Acquisition Corp, a Delaware corporation’s (“SUAC”) initial public offering, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.235 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

Other Information

CID Holdco, Inc. (the “Company”, or “CID Holdco”, or “CID”), formerly known as SEE ID Inc., dba Dot AI (the “Legacy Company” or “SEE ID”), was incorporated in Delaware with its headquarters in Las Vegas, Nevada. The Company helps businesses transform their operations by optimizing safety, security and efficiency of operations through in-process tracking of resources. Through the Company’s extensive research and development initiatives, the Company’s main focus includes areas such as Industrial IoT, Indoor & Outdoor tracking with seamless transitions, Passive RFID (including Bluetooth and 5G), in-process locating system, Dolly Management, and related supported software applications.

The Company is the developer of an asset tracking platform intended to push the limits of near real-time precision-based location technology. The Company’s platform leverages the technologies including the patented passive and active RFID tracking solutions, low power edge camera platforms utilizing artificial intelligence, enabling users to give accuracy to all mapping technologies in areas that are troublesome. Through its technological solutions, the Company serves multiple industries including construction, military, mining, retail, warehousing and manufacturing.

The Company is headquartered in Las Vegas, NV with our management and administrative staff located in Bethesda, MD for East Coast customer engagements and government lobbying activity. We also manufacture hardware in Puerto Rico through our wholly owned subsidiary Dot Works. Our embedded development team and DFM capability is built around our CTO in Worcester, MA and our core software team is in Bangalore, India.

On June 18, 2025, we consummated the Business Combination contemplated by a Business Combination Agreement dated March 18, 2024 (the “Business Combination Agreement”), among ShoulderUp Technology Acquisition Corp., a Delaware corporation (“SUAC”), SEE ID, Inc., a Nevada corporation (“SEE ID”), ShoulderUp Merger Sub, Inc., a Delaware corporation (“ShoulderUp Merger Sub”), SEI Merger Sub, Inc., a Delaware corporation (“SEI Merger Sub”), and SEE ID, Inc., a Nevada corporation (“SEE ID”). On the closing of the Business Combination, (i) ShoulderUp Merger Sub merged with and into SUAC (the “ShoulderUp Merger”), with SUAC surviving the ShoulderUp Merger as a wholly-owned subsidiary of the Company; and (ii) simultaneously with the ShoulderUp Merger, SEI Merger Sub merged with and into SEE ID (the “SEE ID Merger”), with SEE ID surviving the SEE ID Merger as a wholly-owned subsidiary of the Company (the ShoulderUp Merger and the SEE ID Merger, together the “Mergers” and together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

Our Common Stock and Warrants are currently listed on the Nasdaq under the symbols “DAIC” and “DAICW,” respectively. Prior to the consummation of the Business Combination, SUAC’s Common Stock and warrants were listed on the Markets Group, Inc. stock exchange under the symbols “SUAC” and “SUAC.WS,” respectively.

Cautionary Statement Regarding Forward-Looking and Other Statements

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance

Our Board believes that good corporate governance is fundamental to the overall success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of Nasdaq (the “Nasdaq Rules”), the rules and regulations of the SEC, and the rules and regulations under the Internal Revenue Code of 1986, as amended (the “Code”), as well as best practices suggested by recognized governance authorities, and makes modifications to our corporate governance practices that it determines are warranted. The committee charters and the code of conduct, and any waivers or amendments to the code of conduct and business ethics, are all available on our investor relations website at https://ir.daic.ai/ in the “Documents & Charters” section.

Board Overview

The following table sets forth the names, ages and positions as of the Record Date, and certain other information for each of the nominees for election as a Class I director at the Annual Meeting, and each of the continuing members of the Board.

Name	Age	Position/Office Held with CID
Class I director nominees for election until the annual meeting of stockholders in 2029
Phyllis Newhouse	62	Director
Class II directors whose terms expire at the annual meeting of stockholders in 2027
Janice Bryant Howroyd	72	Director
Walter Skowronski	77	Director
Class III directors whose terms expire at the annual meeting of stockholders in 2028
Ed Nabrotzky	59	CEO & Director
Dr. David Carlson	66	Director
Jeff Saling	68	Director

Board Composition

The Board is committed to fostering a board of directors with diverse perspectives, backgrounds, and experiences, with 29% of our current slate directors being female. The Nominating and Corporate Governance Committee is committed to enhancing the Board’s diversity profile at such time as it evaluates any newly nominated directors. For additional information regarding the evaluation of our director candidates and their specific experience and qualifications, see the ‘Nominating and Corporate Governance Committee’ discussion on page 17 of this Proxy Statement.

Independence of The Board of Directors

As required under the Nasdaq Rules, a majority of the members of a listed company’s board of directors must qualify as “independent”, as affirmatively determined by the board of directors. Our Board consults with the Company’s counsel annually to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in the applicable Nasdaq Rules (including as independent is currently defined in Rule 4505(d)(2) of those listing standards).

Consistent with these considerations, after review of all identified relevant transactions and relationships between each director, and any of his or her family members, and the Company, its senior managements and its independent registered public accounting firm, our Board has determined that each director other than Mr. Edmund Nabrotzky is independent under the Nasdaq Rules. Mr. Nabrotzky is not independent because of his employment relationship with the Company.

Board Leadership Structure

The Board believes establishing the right leadership structure is one of its primary responsibilities and key to ensuring appropriate oversight of management and creating a strategic-asset Board. The right leadership structure may vary from time to time depending upon the needs of the Company and the Board’s assessment of the CEO. In evaluating its leadership structure, the Board considers a number of factors, including the CEO’s tenure, experience and leadership, the Board and Committee processes and procedures, investor feedback and best practices. The Board is committed to regularly evaluating its leadership structure. Accordingly, the Board does not have a policy on whether the roles of Chair of the Board and CEO should be separate or combined, and, if separate, whether the Chair should be selected from among the independent directors.

Jeff Saling currently serves as the independent Chair of the Board, a position to which he was elected in 2025. At this time, the Board believes that separating the roles of Chair and CEO remains appropriate in order to allow our CEO to focus on day-to-day leadership of management and execution of the Company’s operating and strategic goals, while continuing to build his public company governance experience. Mr. Saling leads the Board, presiding over meetings and prioritizing areas of focus including governance matters; providing advice and counsel to our CEO on the Company’s strategy and long-term plans, and facilitating independent Board oversight of management. Mr. Saling has an extensive understanding of the Board and the Company’s strategic goals.

The Board may elect to combine the roles of Chair and CEO as the Board deems appropriate and in the best interests of the Company and its shareholders. Whenever the Chair is also the CEO or a director who does not otherwise qualify as an independent director, the independent directors will elect from among themselves a lead independent director of the Board.

Board Meetings and Director Attendance

The Board is responsible for the oversight of company management and the strategy of the Company and for establishing corporate policies. The Board and its committees meet throughout the year on a regular schedule, and also hold special meetings and act by written consent from time to time. In 2025, the Board met nineteen (19) times. All directors attended 100% of the meetings of the Board and committees on which they served.

Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities. In addition, directors are expected to use reasonable efforts to attend the annual meeting of stockholders.

In addition, non-employee directors frequently meet in executive sessions without management in conjunction with each regularly scheduled Board meeting. The Company’s Chair has the primary responsibility to preside over these sessions of the Board.

Committees of the Board

Our Board has delegated some of its authority to four committees: the Audit Committee; the Compensation Committee; the Nominating and Corporate Governance Committees; and the Cybersecurity and Technology Committee. All of the members of these committees meet the applicable independence requirements of the Nasdaq Rules and the SEC. Our Board has the ability to establish special committees, if necessary.

Each of our standing committees is governed by a written charter, which is subject to annual review by each respective committee and approval by the Board. Committee charters are available on our website at https://ir.daic.ai/.

Board Committee Membership

As of December 31, 2025, our committee membership was as follows:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Cybersecurity and Technology Committee
Edmund Nabrotzky				*
Phyllis Newhouse	*			+
Dr. Sheldon Paul				*
Jeff Saling◆		+
Janice Bryant Howroyd		*	*
Walter Skowronski	+		*
Dr. David Carlson	*	*	+

____________

*        Committee Member

+        Committee Chair

◆      Chairman of the Board

Audit Committee

In 2025, our Audit Committee met two (2) times. Our Audit Committee currently consists of Walter Skowronski, Phyllis Newhouse and Dr. David Carlson, with Walter Skowronski serving as the chair. Our Board has determined each member of our Audit Committee to be independent under the listing standards and Rule 10A-3(b)(1) of the Exchange Act. Our Board has determined that each of Walter Skowronski, Phyllis Newhouse and Dr. David Carlson has the requisite financial expertise required under the applicable requirements of the Nasdaq Rules and the applicable rules and regulations of the SEC and that Mr. Skowronski is an “Audit Committee financial expert” within the meaning of SEC regulations. In arriving at this determination, the Board has examined each Audit Committee member’s scope of experience and the nature of their current and prior employment. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://ir.daic.ai/.

The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered accounting firm. Specific responsibilities of our Audit Committee include:

•        evaluating the performance, independence and qualifications of the Company’s independent auditors and determining whether to retain the Company’s existing independent auditors or engage new independent auditors;

•        reviewing the Company’s financial reporting processes and disclosure controls;

•        reviewing and approving the engagement of the Company’s independent auditors to perform audit services and any permissible non-audit services;

•        reviewing the adequacy and effectiveness of the Company’s internal control policies and procedures, including the responsibilities, budget, staffing and effectiveness of the Company’s internal audit function;

•        reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by the Company;

•        obtaining and reviewing at least annually a report by the Company’s independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

•        monitoring the rotation of partners of the Company’s independent auditors on the Company’s engagement team as required by law;

•        prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of the Company’s independent auditor;

•        reviewing the Company’s annual and quarterly financial statements and reports, including the disclosures contained in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of such periodic reports, and discussing the statements and reports with the Company’s independent auditors and management;

•        reviewing with the Company’s independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of the Company’s financial controls and critical accounting policies;

•        reviewing with management and the Company’s auditors any earnings announcements and other public announcements regarding material developments;

•        establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding financial controls, accounting, auditing or other matters;

•        preparing the report that the SEC requires in the Company’s annual proxy statement;

•        reviewing and providing oversight of any related party transactions in accordance with the Company’s related party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including the Company’s code of ethics;

•        reviewing the Company’s major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

•        reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

The Audit Committee Report can be found on page 28 of this Proxy Statement.

Compensation Committee

Our Compensation Committee currently consists of Jeff Saling, Janice Bryant Howroyd and Dr. David Carlson, with Jeff Saling serving as the chair. We have affirmatively determined that each member of the Compensation Committee qualifies as a non-employee director under the Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements under the Nasdaq Rules. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://daic.ai. The Compensation Committee did not meet during 2025.

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board to oversee our compensation policies, plans and programs and to review and determine the level of compensation to be paid to our executive officers and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:

•        reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

•        reviewing and approving the compensation and other terms of employment of the Company’s executive officers;

•        reviewing and approving performance goals and objectives relevant to the compensation of the Company’s executive officers and assessing their performance against these goals and objectives;

•        making recommendations to the Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Board;

•        reviewing and making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to the Company’s non-employee board members;

•        reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•        administering the Company’s equity incentive plans, to the extent such authority is delegated by the Board;

•        reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for the Company’s executive officers;

•        reviewing with management the Company’s disclosures under the caption “Compensation Discussion and Analysis” in the Company’s periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such periodic report or proxy statement;

•        preparing an annual report on executive compensation that the SEC requires in the Company’s annual proxy statement; and

•        reviewing and evaluating on an annual basis the performance of the compensation committee and recommending such changes as deemed necessary with the Board.

Compensation Committee Process and Procedures

The Compensation Committee plans to meet as necessary in 2026. The agenda for each meeting will be developed by the Chair of the Compensation Committee, in consultation with management.

From time to time, various members of management and other employees as well as external advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer (“CEO”) may not participate virtually, or be present during any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company.

In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation advisors and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties, including the authority to approve the compensation and other terms and conditions of retention for the Company’s executives.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or during the fiscal year ended December 31, 2025, have served, as a member of the compensation committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of any entity that has one or more executive officers serving on our Compensation Committee or our Board.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Dr. David Carlson, Janice Bryant Howroyd, and Walter Skowronski, with Dr. David Carlson serving as chair. We have affirmatively determined that each member of the Nominating and Corporate Governance Committee qualifies as independent under the Nasdaq Rules. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at https://ir.daic.ai/. The Nominating and Governance Committee did not meet during 2025.

Specific responsibilities of our Nominating and Corporate Governance Committee include:

•        identifying, reviewing and making recommendations of candidates to serve on the Board;

•        evaluating the performance of the Board, committees of the Board and individual directors and determining whether continued service on the Board is appropriate;

•        evaluating nominations by stockholders of candidates for election to the Board;

•        evaluating the current size, composition and organization of the Board and its committees and making recommendations to the Board for approvals;

•        developing a set of corporate governance policies and principles and recommending to the Board any changes to such policies and principles;

•        reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Board current and emerging corporate governance trends; and

•        reviewing periodically the nominating and corporate governance committee charter, structure and membership requirements and recommending any proposed changes to the Board, including undertaking an annual review of its own performance.

Cybersecurity and Technology Committee

Our Cybersecurity and Technology Committee is comprised of Phyllis Newhouse and Edmund Nabrotzky, with Phyllis Newhouse serving as chair. We have affirmatively determined that Phyllis Newhouse qualifies as independent under the Nasdaq Rules. The Board has adopted a written Cybersecurity and Technology Committee charter that is available to stockholders on the Company’s website at https://ir.daic.ai/. The Cybersecurity and Technology Committee did not meet during 2025.

Specific responsibilities of our Cybersecurity and Technology Committee include:

•        reviewing with management the Company’s cybersecurity threat landscape, policies, controls and incident response preparedness, including escalation procedures to the Board, tabletop exercise testing, and periodic simulations;

•        reviewing reports and metrics on cybersecurity incidents, breaches (actual or attempted), and the Company’s response thereto;

•        evaluating the Company’s compliance with cybersecurity and data privacy laws, including SEC, state, and international regulations, and industry standards;

•        reviewing the adequacy and effectiveness of the Company’s technology architecture, platforms and operational resilience;

•        reviewing and overseeing major technology-related projects, digital initiatives, and infrastructure investments;

•        overseeing the Company’s disaster recovery, business infrastructure, and data backup processes;

•        discussing with management the Company’s cyber insurance coverage and reviewing its adequacy;

•        coordinating with the Audit Committee with respect to any matters that may impact internal controls, financial reporting, or cybersecurity disclosures;

•        evaluating the Company’s cybersecurity workforce, training programs (including executive and board-level cybersecurity education), budget, and third-party vendor and supply chain risk management processes;

•        reviewing and approving policies for oversight of risks arising from use of AI, machine learning, and other emerging technologies;

•        ensuring appropriate disclosures are made in public filings relating to cybersecurity oversight and risk management;

•        reviewing and recommending for Board approval updates to the Cybersecurity & Technology Committee’s charter on an annual basis;

•        monitoring the Company’s compliance with cybersecurity disclosure obligations under SEC Regulation S-K Item 106 and Form 8-K Item 1.05, including timely disclosure of material cybersecurity incidents and governance structures;

•        overseeing management’s third-party risk management practices, including risk assessment and monitoring of key technology vendors and supply chain cybersecurity vulnerabilities; and

•        reviewing the Company’s training programs and culture-building efforts relating to cybersecurity awareness, including for executives and directors.

Nomination Process and Director Qualifications

Nomination to our Board of Directors

The Board is continually evaluating the skills and talent of the current Board members and strives to add value to the Board by attracting and recruiting qualified Board candidates for our pipeline. Our Board actively recruits members with a pipeline of talented and engaged candidates. Candidates for nomination to our Board are selected by our Board based on the recommendation of our Nominating and Corporate Governance Committee in accordance with the committee’s charter, our policies, our certificate of incorporation and bylaws, our code of business conduct and ethics, and the criteria adopted by our Board regarding director candidate qualifications. In recommending candidates for nomination, our Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, and employees, as well as candidates that are properly submitted by stockholders in accordance with our policies and bylaws, using the same criteria to evaluate all such candidates. We also engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth above under “Questions and Answers About these Proxy Materials and Voting — Requirements for stockholder proposals to be brought before the 2027 annual meeting.”

Director Qualifications

With the goal of developing an experienced and highly qualified board of directors, our Nominating and Corporate Governance Committee is responsible for developing and recommending to our Board the desired qualifications, expertise and characteristics of members of our Board, including qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess.

In addition to the qualifications, qualities, and skills that are necessary to meet U.S. legal, regulatory, and Nasdaq listing requirements and the provisions of our certificate of incorporation, bylaws, corporate governance guidelines and charters of the board committees, our Nominating and Corporate Governance Committee considers the following qualifications for any nominee for a position on our Board: (i) experience in corporate governance, such as an officer or former officer of a publicly held company; (ii) experience in, and familiarity with, our business and industry; (iii) personal and professional character, integrity, ethics and values; (iv) academic expertise in an area of our operations; (v) background in financial and accounting matters; and (vi) all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background, and the size, composition, and combined expertise of the existing Board. Our Board and nominating and corporate governance committee believe that an experienced and highly qualified board of directors fosters a robust, comprehensive, and balanced decision-making process for the continued effective functioning of our Board and our success. Accordingly, through the nomination process, our Nominating and Corporate Governance Committee seeks to promote board membership that reflects diversity, factoring in gender, race, ethnicity, differences in professional background, education, skill and experience, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience, without assigning any particular weighting or priority to any one factor.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken, and to consider and oversee emerging areas of risk, such as environmental risk exposures. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

With respect to cybersecurity risk oversight, our Board and our Audit Committee receive periodic reports from the appropriate managers and the Cybersecurity and Technology Committee on the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks. In addition to these periodic reports, our Board and our Audit Committee receive updates from management and the Cybersecurity and Technology Committee as to changes to the Company’s cybersecurity risk profile or significant newly identified risks.

Communications with the Board

Stockholders and other interested parties who wish to communicate directly with our Board or an individual director may do so by mail to our Board or the individual director, care of our Corporate Secretary at 2 Shaker Road Suite E213, Shirley, MA 01464. The communication should indicate that it contains a stockholder or interested party communication. In accordance with our code of business conduct, our Corporate Secretary will review all correspondence and forward appropriate messages to the applicable member(s) of the Board, except for those that are unrelated to the Board’s duties or that are otherwise inappropriate.

Insider Trading Policy

The Board has adopted an insider trading and trading window policy (the “Insider Trading Policy”) that applies to all of the Company’s directors, officers, and employees, and consultants, to determine acceptable transactions in the Company’s securities and to prevent the misuse of confidential information about the Company, as well as other companies with which the Company has a business relationship, and to promote compliance with all applicable securities laws. Among other things, the Insider Trading Policy prohibits engaging in transactions in securities based on material non-public information and prohibits directors, executive officers, and certain other employees from buying or selling the Company’s securities during certain periods, except pursuant to an approved trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”).

Clawback Policy for Executive Compensation

We have adopted a clawback policy intended to comply with Section 10D of the Exchange Act, Rule 10D-1 thereunder and the applicable rules of any national securities exchange on which the Company’s securities are listed. The clawback policy applies to all Affected Officers of the Company. Affected Officers means any current or former “officer” as defined in Exchange Act Rule 16a-1, and any other senior executives as determined by the Compensation Committee. This policy ensures that in the event of an accounting restatement due to material non-compliance with financial reporting requirements, the Company can recover erroneous incentive-based compensation received by an Affected Officers.

Code of Conduct

We have adopted a code of business conduct and ethics, which has been approved by our Board. The code of business conduct and ethics is applicable to all of our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer) and employees. Our code of business conduct and ethics is available on our investor relations website at https://ir.daic.ai/. In the event that we amend or waive certain provisions of our Code of Conduct, we will disclose the same on our website.

PROPOSAL 1
ELECTION OF DIRECTORS

Summary

Our Board currently consists of six members, divided into three staggered classes of directors. Each class has a three-year term. Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation, or removal. At the Annual Meeting, one Class I director, Phyllis Newhouse, is seeking re-election to renew her seat on the Board for a three-year term. Dr. Paul, our other Class I director whose term was scheduled to expire at the Annual Meeting, notified the Board of his intention to resign from the Board and the Cybersecurity and Technology Committee in March 2026, effective immediately. Dr. Paul’s nomination for re-election had been under consideration in the normal course of the Board’s governance processes at the time of his resignation. Following the Annual Meeting, the Nominating and Corporate Governance Committee intends to commence a search for a new independent director to fill the vacancy caused by Dr. Paul’s resignation.

Our nominating and corporate governance committee has recommended, and the Board has approved, Phyllis Newhouse as a nominee for election as a Class I director at the Annual Meeting. If elected, Ms. Newhouse will serve as a Class I director for a three-year term expiring at the annual meeting of stockholders to be held in 2029 and until her successor is duly elected and qualified or until her earlier death, resignation, or removal. Ms. Newhouse has agreed to stand for election as a Class I director, and we have no reason to believe that Ms. Newhouse will be unable to serve if elected. Should any director nominee become unavailable for election as a result of an unexpected occurrence, your proxy authorizes the persons named as proxies to vote for a substitute nominee if our Board so chooses, or our Board may reduce its size. The terms of office of the directors in Class II and Class III will not expire until the annual meeting of stockholders to be held in 2027 and 2028, respectively.

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Vote Required

Directors are elected by a plurality of the votes cast by the stockholders present virtually or represented by proxy and entitled to vote on the election of directors. Accordingly, the nominee receiving the highest number of affirmative votes will be elected. Any shares not voted “FOR” the nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in the nominee’s favor and will have no effect on the outcome of the election. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named above. If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of a substitute nominee proposed by our Board.

Director Biographies

Set forth below is biographical information for the nominee for election as Class I director, and each of the Class II and III directors whose terms have not yet expired. This includes information regarding each director’s experience, qualifications, attributes, or skills that led our Board to recommend them for board service.

Nominees for Election Until the Annual Meeting of Stockholders to be Held in 2029

Phyllis Newhouse	Director (Class I)
Director Since: June 2025 Age: 62 Committees: Audit; Cybersecurity & Technology (Chair)

Phyllis Newhouse has served as a member of the Board since June 2025. Ms. Newhouse previously served as Chief Executive Officer of ShoulderUp Technology Acquisition Corp since December 2020. Ms. Newhouse is known as a pioneer in cybersecurity. Ms. Newhouse is an entrepreneur, retired military senior non-commissioned officer, mentor, founder and Chief Executive Officer of XtremeSolutions, Inc., an Atlanta-based cybersecurity firm (“XSI”), since 2001, and a founder, Chief Executive Officer and Director of Athena Technology Acquisition Corp., a blank check company focused on identifying acquisitions of business in technology, direct to consumer and fintech industries. While serving in the United States Army on various assignments, Ms. Newhouse focused on national security and worked on several projects, which outlined the Cyber Espionage Task Force. After her service in the army, Ms. Newhouse founded XSI in 2002, which offers a wide range of IT expertise and provides industry leading, state-of-the-art information technology and cybersecurity services and solutions. XSI has employees in 42 states, with 40% of its workforce made up of veterans. In 2019, Ms. Newhouse founded ShoulderUp, a nonprofit dedicated to connecting and supporting women in their entrepreneurial journeys. Ms. Newhouse currently serves on the board of directors of the Technology Association of Georgia, is a member of the Business Executives for National Security, and since April 2021, has served on the Board of Directors of the Sabre Corporation. She also serves on the executive board and is a member of the Women President Organization. Ms. Newhouse also serves on the Board of Directors of Girls Inc., a nonprofit organization that encourages all girls to be “Strong, Smart, and Bold.” Ms. Newhouse received her B.A. in Liberal Arts Science from Saint Leo College in 1986, she is a graduate of the Institute of Entrepreneurial Leadership program sponsored by John F. Kennedy University, and she received an Honorary Doctor of Philosophy from CICA International University.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE CLASS I DIRECTOR NOMINEE TO THE BOARD.

Our Board believes that Ms. Newhouse’s professional experience in business, technology, cybersecurity, policy and governmental affairs makes her well qualified to serve as a member of our Board.

Janice Bryant Howroyd	Director (Class II)
Director Since: August 2025 Age: 72 Committees: Nominating & Corporate Governance; Compensation

Janice Bryant Howroyd has served as a member of the Board since August 2025. Ms. Howroyd has more than 40 years of experience as a director and executive of not-for-profit and for profit companies. Since September 1978, Ms. Howroyd has served as the founder and chief executive officer of the ActOne Group, an international talent and technology enterprise focusing on employment, talent management and digital solutions. Ms. Howroyd has served as a board member of ShoulderUp Technology Acquisition Corp., the Los Angeles Economic Development Corporation, Women’s Business Enterprise National Counsel Global Business Committee, and most recently has joined the global board of directors of United Way. Ms. Howroyd previously served on the Board of Advisors for the White House Initiative on Historically Black Colleges and Universities during the Obama Administration. Ms. Howroyd also served on the Federal Communications Commission’s Advisory Committee on diversity and digital empowerment to encourage new entrepreneurs to create digital enterprises during the first Trump administration. Ms. Howroyd attended North Carolina A&T State University from which she received one of several honorary doctorates she holds. Ms. Howroyd is well-qualified to serve on our Board because of her employment and talent management experience, as well as her extensive leadership roles within government entities.

Our Board believes that Ms. Howroyd’s prior board and government advisor experience, as well as her employment and talent management experience, makes her well qualified to serve as a member of our Board.

Walter Skowronski	Director (Class II)
Director Since: August 2025 Age: 77 Committees: Audit (Chair); Nominating & Corporate Governance

Walter Skowronski has served as a member of the Board since August 2025. Mr. Skowronski has more than 40 years of experience as a senior financial executive of NYSE-listed public companies. From July 2023 through December 30, 2024, Mr. Skowronski served as a director of Coliseum Acquisition Corp., which completed a business combination with Rain Enhancement Technologies (NASDAQ: RAIN, RAINW) in December of 2024. From 2003 to his retirement in 2009, Mr. Skowronski served as Senior Vice President of The Boeing Company and President of Boeing Capital Company, a wholly-owned Boeing subsidiary responsible for arranging, structuring and providing financing for Boeing’s commercial airplane and space and defense products and services. While at Boeing, Mr. Skowronski instituted new risk management, customer relations and investor outreach programs. Previously, he served as Senior Vice President of Finance and Treasurer of Boeing from 1999 to 2003. Mr. Skowronski joined Lockheed Corp. in 1990, where he served as Vice President of Investor Relations until 1992; and served as the Vice President and Treasurer until 1996. Mr. Skowronski served as Vice President and Treasurer of Lockheed Martin from 1996, upon the merger of Lockheed Corp. and Martin Marietta Corp., until 1999. Mr. Skowronski is a former director of the National Investor Relations Institute, serving as its chairman and chief executive officer in 1989. He previously served on the board of Physicians Insurance Company and was a member of the board of directors of United States Enrichment Corp. (USEC) from 2011 to the company’s emergence from Chapter 11 bankruptcy in September 2014. He was also the Lockheed Martin-designated director on the board of directors of Calcomp Corp. from 1997 to 1999. Mr. Skowronski holds a Bachelor’s of Electrical Engineering from Northeastern University and a Master’s degree in Corporate Finance from Boston University.

Our Board believes that Mr. Skowronski’s financial expertise, as well as his previous board of directors experience, makes him well qualified to serve as a member of our Board.

Edmund Nabrotzky	Chief Executive Officer, Director (Class III)
Director Since: June 2025 Age: 59 Committees: Cybersecurity & Technology

Mr. Nabrotzky has served as a director of CID Holdco since June 2025, concurrent with his appointment as is the co-founder and Chief Executive Officer of CID Holdco at such time. Mr. Nabrotzky is a co-founder of the Company. Prior to founding the Company, Mr. Nabrotzky previously served as the President of Litum from January 2022 to August 2022, served as an Adjunct Faculty Member at the Simon Business School, University of Rochester from December 2019 to June 2022, and served as the Director, Sales & Strategy at Panasonic North America from January 2019 to October 2021. From September 2011 to January 2019, Mr. Nabrotzky served as the Chief Solutions Officer at Omni-ID. Mr. Nabrotzky also served as the President of Dynamic e-Horizons Inc. from August 2009 to March 2012. Prior to that, he was with Molex as the Group Product Marketing from January 2006 to December 2009. Mr. Nabrotzky started his career with Woodhead Industries Inc. in April 1998 and served the company until December 2006 as the VP & General Manager. Mr. Nabrotzky is preparing to defend his dissertation in completing a PhD in Technology Management from Indiana State University, an MBA from Ivey Business School at Western University, and a B.Sc. in Computer Science from Western University. Mr. Nabrotzky has been selected to serve as a member of the Board of Directors of the Company because of the perspective and experience he brings as our co-founder and Chief Executive Officer as well as his management experience.

Our Board believes that Mr. Nabrotzky’s extensive business and management expertise makes him well qualified to serve as a member of our Board.

Dr. David Carlson	Director (Class III)
Director Since: June 2025 Age: 66 Committees: Audit; Compensation

Dr. David Carlson has served as a member of the Board since June 2025. Dr. Carlson has been the Chief Medical Officer in South King County for Virginia Mason Franciscan Health since 2023. He recently served as a medical director for Seamar Community Health Centers in Pierce and Thurston Counties during 2023. Prior to joining VMFH, Dr. Carlson served as chief physician officer for Multicare from 2017 to 2022, chief physician executive for Hospital Sisters Health System from 2014 to 2017, and chief medical officer for Conemaugh Health System in Johnstown, PA from 2007 to 2014. Previous leadership roles also include Ochsner Clinic Foundation in Baton Rouge, LA; Summit Health System in Chambersburg, PA; and Lovelace Health Systems in Albuquerque, NM. Dr. Carlson is a member and is currently Chairman of the Board for the Physician Insurance Company, and has been a board member of United Way Pierce County since 2018. He has also served on the boards of the Washington Healthcare Alliance and Physicians of Southwest Washington. Dr. Carlson is a board-certified family practice physician, with a subspecialty in geriatrics. He earned his Bachelor of Science degree from Pennsylvania State University, his medical degree from Philadelphia College of Osteopathic Medicine, and his Master of Business Administration from Alvernia University.

Our Board believes that Dr. Carlson’s professional medical experience and previous board experience makes him well qualified to serve as a member of our Board.

Jeff Saling	Director (Class III)
Director Since: June 2025 Age: 68 Committees: Compensation (Chair)

Jeff Saling has served as a member of the Board since June 2025. Mr. Saling is a serial entrepreneur, seasoned executive, and prolific investor with over 30 years of experience in launching, scaling, and exiting startups in the SaaS and cloud domains. He currently serves as the executive director and co-founder of StartUpNV since 2016, Nevada’s non-profit statewide startup accelerator, where he leads the vision, strategy, and operations to support and accelerate the growth of Nevada-based startups. Jeff is also an active angel investor and serves as co-president of Sierra Angels, one of the longest running angel groups in the US, since 2013, and a general partner of 1864 Fund, a seed-stage venture capital fund that invests in high-potential startups outside of traditional venture enclaves since 2024. He is passionate about creating a vibrant and diverse startup ecosystem in Nevada, and he leverages his extensive network, expertise, and resources to connect founders with mentors, customers, talent, and capital. In addition, Jeff is an adjunct professor in the College of Engineering at the University of Nevada, Reno, where he teaches entrepreneurship and innovation courses.

Our Board believes that Mr. Saling’s professional business and entrepreneur experience makes him well qualified to serve as a member of our Board.

DIRECTOR COMPENSATION

We compensate our non-employee directors with a combination of cash and equity awards in the form of quarterly stock options, each as described below. Edmund Nabrotzky our CEO, also serves as a director and we compensate Mr. Nabrotzky solely for serving as our CEO and do not provide additional compensation for his service as a director. See “Executive Compensation” below for details on the compensation provide to Mr. Nabrotzky.

Cash Compensation.    Each non-employee director receives an annual cash fee of $50,000, payable quarterly in arrears.

Equity Compensation.    Each non-employee director is eligible to receive quarterly stock options awards with a fair value of $20,000 for each of the first three fiscal quarters and a fair value of $40,000 for the fourth fiscal quarter. The option awards will be granted quarterly with the number of shares subject to each award determined by dividing the dollar value of the grant by the closing price of our Common Stock on the grant date, rounded down to the nearest whole share. All option awards have an exercise price equal to the fair market value of a share of our Common Stock on the date of grant and are 100% vested on the date of grant, unless otherwise specified in the award agreement.

Additional Chair Equity Award.    In addition to the quarterly stock option awards, any director serving as the chair of a committee of the Board is eligible to receive an additional annual grant of stock options with a number of shares subject to the options determined by dividing $25,000 by the closing price of our Common Stock on the date of grant. We did not grant any option awards to the committee chairs during 2025.

Expense Reimbursement.    We will reimburse all of our non-employee directors for all reasonable business expenses incurred in the performance of their services in accordance with our expense reimbursement guidelines.

The following table provides information for all compensation awarded to, earned by, or paid to each person who served as a non-employee director in the fiscal year ending December 31, 2025. Mr. Nabrotzky is not included in the table below because he did not receive additional compensation for his service as a director. The compensation received by Mr. Nabrotzky as an employee for the fiscal year ending December 31, 2025, is shown below in “Executive Compensation-Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Dr. Sheldon Paul	37,500	80,000	117,500
Phyllis Newhouse	37,500	105,000	142,500
Jeff Saling	37,500	105,000	142,500
Janice Bryant Howroyd	37,500	105,000	142,500
Walter Skowronski	37,500	105,000	142,500
Dr. David Carlson	37,500	105,000	142,500

____________

(1)      Includes the value of the annual retainers payable to our non-employee directors.

(2)      Although earned, we did not grant any option awards to our non-employee directors during 2025.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Carr, Riggs & Ingram, LLC (“CRI”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Wolf & Company, P.C. (“Wolf”) served as the Company’s independent registered public accounting firm from January 2024 through June 30, 2024. Berkowitz Pollack Brant Advisors (“BPB”) served as the Company’s independent registered public accounting firm from July 1, 2024 through December 31, 2025. On December 31, 2025, the Audit Committee of the Board simultaneously dismissed BPB as the Company’s independent registered public accounting firm as a result of a transaction pursuant to which CRI acquired certain assets related to the capital markets practice of BPB and approved the appointment of CRI as the Company’s new independent registered public accounting firm.

Representatives of CRI are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Our Board is submitting this appointment as a matter of good corporate governance and because we value our stockholders’ views on our independent registered public accounting firm. Neither our bylaws nor other governing documents or law requires stockholder ratification of the appointment of our independent registered public accounting firm. If the stockholders fail to ratify this appointment, our Board will reconsider whether or not to retain CRI. Even if the appointment is ratified, our Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and in the best interests of our stockholders.

Principal Accountant Fees

The following table presents the aggregate fees billed for professional services rendered by each of CRI, Wolf and BPB for the fiscal years ended December 31, 2025 and December 31, 2024.

Type of Fees(1)	For the Years Ended December 31
	2025		2024
	CRI	BPB	Wolf	BPB	Wolf
Audit Fees(2)	$215,000	$222,390	$307,621	$394,105	$115,000
Audit Related Fees(3)	—	$42,750	—	$13,250	—
Tax Fees(4)	—	—	—	—	—
All Other Fees	—	—	—	—	—
Total	$215,000	$265,140	$307,621	$407,355	$115,000

____________

(1)      The amounts shown are in USD.

(2)      Audit fees consist of professional services rendered in connection with the audit of our financial statements, review of our interim financial statements, consents, and review of documents such as registration statements filed with the SEC.

(3)      Audit-related fees include fees related to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including attestation services that are not required by statute or regulation.

(4)      Tax Fees include fees billed for tax compliance, tax advice and tax planning services.

There were no other fees billed by CRI, Wolf or BPB for services rendered to us, other than the services described above, in 2025 and 2024.

Audit Committee’s Approval

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee of the Board has determined that the rendering of services other than audit services by CRI is compatible with maintaining the principal accountant’s independence.

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of CRI.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CARR, RIGGS & INGRAM, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT

Management is responsible for preparing our consolidated financial statements and has the primary responsibility for assuring their accuracy and completeness, and the independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing their opinion as to the fair presentation of our financial condition, results of operations, and cash flows, in accordance with GAAP. However, the Audit Committee does consult with management and our independent registered public accounting firm prior to the presentation of consolidated financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the Audit Committee is responsible for the oversight of the independent registered public accounting firm; considering and approving the appointment of and approving all engagements of, and fee arrangements with, our independent registered public accounting firm; and the evaluation of the independence of our independent registered public accounting firm.

In the absence of their possession of information that would give them a reason to believe that such reliance is unwarranted, the members of the Audit Committee rely without independent verification on the information provided to them, and on the representations made, by our management and our independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of our consolidated financial statements are conducted in accordance with auditing standards generally accepted in the United States, or that our consolidated financial statements are presented in accordance with GAAP.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has reviewed and discussed the quality, not just the acceptability, of our accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements with our management and our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with our independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.

THE AUDIT COMMITTEE

Walter Skowronski, Chair

Phyllis Newhouse,

Dr. David Carlson

PROPOSAL 3
APPROVAL OF THE REVERSE SPLIT PROPOSAL

Overview

The Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to have the ability to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Split Amendment”) at a ratio ranging between one-for-ten (1:10) and one-for-twenty-five (1:25) to be determined by the Board (the “Split Ratio Range”), in the form set forth in Appendix A to this Proxy Statement. The Reverse Split Proposal, if approved, would not immediately cause a reverse stock split, but rather would grant authorization to our Board to effect a reverse stock split with a split ratio within the Split Ratio Range (a “Reverse Stock Split”), if and when determined by our Board. Our Board has deemed it advisable, approved, and recommended that our stockholders adopt, and is hereby soliciting stockholder approval of, the Reverse Split Amendment, in the form set forth in Appendix A to this Proxy Statement.

If we receive the required stockholder approval, our Board will have the sole authority to elect whether or not to effect the Reverse Stock Split. Even with stockholder approval of the Reverse Split Proposal, our Board will not be obligated to pursue the Reverse Stock Split. Rather, our Board will have the flexibility to decide whether or not the Reverse Stock Split (and at what ratio within the Split Ratio Range) is in the best interests of the Company and its stockholders.

If approved by our stockholders and, following such approval, our Board determines that effecting the Reverse Stock Split is in the best interests of the Company and our stockholders, the Reverse Stock Split would become effective upon filing the Reverse Split Amendment as set forth in Appendix A with the Secretary of State of the State of Delaware. As filed, the certificate of amendment would state the number of outstanding shares to be combined into one share of our Common Stock, at the ratio approved by our Board within the Split Ratio Range. The amendment would not change the par value of our Common Stock and would not impact the total number of authorized shares of our Common Stock or preferred stock. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of our Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our Common Stock.

Nasdaq Minimum Bid Price Requirements and Certain Potential Delisting Implications

The Nasdaq Rules require that we maintain a closing price for shares of our Common Stock of at least $1.00 per share (also referred to as the “minimum bid price requirement”). On February 5, 2026, we received a written notification from Nasdaq notifying us that we had failed to comply with the minimum bid price requirement because the bid price for our Common Stock over a period of 30 consecutive business days prior to such date had closed below the minimum $1.00 per share requirement. In accordance with Nasdaq Rules, we have 180 calendar days to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of our Common Stock must be at least $1.00 per share for a minimum of ten consecutive business days before August 4, 2026. In the event that we do not regain compliance within this 180-day period, we may be eligible to transfer from The Nasdaq Global Select Market to the Nasdaq Capital Market and seek an additional compliance period of 180 calendar days if we meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the minimum bid price requirement, and provide written notice to Nasdaq of our intent to cure the deficiency during this second compliance period by effecting a reverse stock split if necessary. However, if it appears to the Nasdaq staff that we will not be able to cure the deficiency, if we have a closing bid price of $0.10 or less for a period of ten (10) consecutive business days, or if we are otherwise not eligible, Nasdaq will provide notice to the Company that our Common Stock will be subject to delisting. There can be no assurance that we will be able to regain compliance with the minimum bid price requirement, maintain compliance with any of the other Nasdaq continued listing requirements, or be successful in any appeal we may undertake.

Our Board believes that effecting the Reverse Stock Split may be the best means of maintaining the price of our Common Stock above $1.00 per share in compliance with the minimum bid price requirement for continued listing on Nasdaq. The Board believes that continued listing on Nasdaq provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of Nasdaq. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards. Increasing visibility of our stock among a larger pool of potential investors could result in higher trading volumes. Such increases in visibility and liquidity could also help facilitate future financings.

Under Section 242(c) of the Delaware General Corporation Law (the “DGCL”), our Board has reserved the right, notwithstanding our stockholders’ approval of the Reverse Split Amendment at the Annual Meeting, to abandon the proposed amendment at any time (without further action by our stockholders) before the certificate of amendment is filed with the Secretary of State of the State of Delaware. Further, our Board may consider a variety of factors in determining the appropriate range within the Split Ratio Range for any such amendment, including overall trends in the stock market, recent changes, and anticipated trends in the per-share market price of our Common Stock, business developments and our actual and projected financial performance. Again, our Board may decide to abandon the proposed Reverse Split Amendment in its entirety, particularly if the closing bid price of our Common Stock on Nasdaq has significantly increased over a period of time.

If our Common Stock were delisted from The Nasdaq Global Select Market, trading of our Common Stock would thereafter be conducted on the OTC Markets or the “pink sheets.” As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our Common Stock. To relist shares of our Common Stock on The Nasdaq Global Select Market, we would be required to meet the initial listing requirements for The Nasdaq Global Select Market, which are more stringent than the maintenance requirements.

Our Board is seeking stockholder approval of the Reverse Split Proposal in order to have the authority to effectuate the Reverse Stock Split as a potential means of increasing the per-share price of our Common Stock, however, there can be no assurance that the Reverse Stock Split would result in the bid price per share of our Common Stock exceeding $1.00 for an extended period of time.

Other Considerations

We also believe that the low per-share market price of our Common Stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms, and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our Common Stock.

Risks Associated with the Reverse Stock Split

In evaluating whether to seek stockholder approval of the Reverse Split Proposal, our Board considered negative factors associated with reverse stock splits. These factors included, but were not limited to, the negative perception of reverse stock splits that investors, analysts, and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

There can be no assurance that the Reverse Stock Split would achieve any of the above desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Reverse Stock Split would increase proportionately with the Reverse Stock Split, or that any increase would be sustained for any period of time.

We cannot predict whether the Reverse Stock Split, if completed, will increase the market price for our Common Stock. There can be no assurance that:

•        the market price per share would remain in excess of the minimum bid price requirement;

•        the market price per share of our Common Stock after the Reverse Stock Split would rise in proportion to the reduction in the number of shares outstanding before the Reverse Stock Split;

•        the Reverse Stock Split would result in a per-share price that would attract brokers and investors who do not trade in lower-priced stocks;

•        the Reverse Stock Split would result in a per-share price that would increase our ability to attract and retain employees and other service providers; or

•        the Reverse Stock Split would promote greater liquidity for our stockholders with respect to their shares.

The market price of our Common Stock is based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Effect on Number of Authorized, But Unissued Shares

The Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of authorized Common Stock. Therefore, the number of shares of our Common Stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our Common Stock following the Reverse Stock Split. Our Board may authorize the issuance of authorized and unissued shares of our Common Stock without further stockholder action for a variety of purposes, except as such stockholder approval may be required in particular cases by our Amended and Restated Certificate of Incorporation, applicable law, or the Nasdaq Rules or any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing stockholders and an issuance, potential issuance, or the perception that issuances may occur may cause a decline in the trading price of our Common Stock.

Other Anti-takeover Considerations; Not Intended to Be a “Going Private Transaction”

The issuance of authorized but unissued shares of Common Stock could also be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Reverse Split Proposal is not intended to be an anti-takeover device, and we do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

Principal Effects of the Reverse Stock Split on the Market for Our Common Stock

On the Record Date, the closing price for our Common Stock on Nasdaq was $0.1869 per share. By decreasing the number of shares of our Common Stock outstanding without altering the aggregate economic interest represented by the shares, we believe the market price would be increased. The greater the market price rises above $1.00 per share, the less risk there would be that we would fail to meet the requirements for maintaining the listing of our Common Stock on The Nasdaq Global Select Market. However, there can be no assurance that the market price of the Common Stock would rise to or maintain any particular level or that we would at all times be able to meet the requirements for maintaining the listing of our Common Stock on The Nasdaq Global Select Market.

Principal Effects of the Reverse Stock Split on Our Common Stock; No Fractional Shares

If our stockholders approve the Reverse Split Proposal, and if our Board decides to effectuate the Reverse Stock Split, the principal effect of the amendment would be to reduce the number of issued and outstanding shares of our Common Stock, depending on the Split Ratio Range set forth in such amendment, from 29,293,322 shares as of the Record Date to between 1,171,733 shares and 2,929,332 shares, assuming no shares of our Common Stock are issued before the effective date of the Reverse Stock Split. While our Board has authorized us to complete the Reverse Stock Split within the Split Ratio Range, we do not intend to effectuate a Reverse Stock Split to the extent that the Reverse Stock Split would result in us going private or failing to meet any Nasdaq continued listing requirements. If the Reverse Stock Split is effectuated, the total number of shares of our Common Stock each stockholder holds would be reclassified automatically into the number of shares of our Common Stock equal to the number of shares of our Common Stock each stockholder held immediately prior to the Reverse Stock Split divided by the ratio approved by our Board within the Split Ratio Range and set forth in the Reverse Split Amendment.

As noted above, effecting the Reverse Stock Split will not change the total authorized number of shares of our Common Stock. However, the reduction in the number of issued and outstanding shares would provide more authorized shares available for future issuance. We have no specific commitment, arrangement, understanding, or agreement regarding the issuance of Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. Our Board does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that our Board deems to be in the best interests of the Company and our stockholders.

Our directors and executive officers also have no substantial interests, directly or indirectly, in the Reverse Stock Split, except to the extent of their ownership in shares of our Common Stock and securities exercisable for our Common Stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our Common Stock and securities exercisable for our Common Stock.

The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests, except to the extent that the Reverse Stock Split results in such stockholder owning a fractional share. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by Nasdaq, as applicable, on the last trading day prior to the effective date of the Reverse Stock Split. The proceeds would be subject to certain taxes as discussed below. In addition, stockholders would not be entitled to receive interest for the period of time between the filing of the certificate of amendment to the Amended and Restated Certificate of Incorporation and the date a stockholder receives payment for the cashed-out fractional shares. The payment amount would be paid to the stockholder in the form of a check in accordance with the procedures outlined below.

After the Reverse Stock Split, a stockholder would have no further interest in the Company with respect to such stockholder’s cashed-out fractional shares. A person otherwise entitled to a fractional interest would not have any voting, dividend, or other rights except to receive payment as described above. After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Principal Effects of the Reverse Stock Split on Convertible Securities

If our stockholders approve the Reverse Stock Split and our Board elects to effect the Reverse Stock Split, we would adjust and proportionately decrease the number of shares of our Common Stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our Common Stock.

Principal Effects of the Reverse Stock Split on Legal Ability to Pay Dividends

We have not declared or paid any dividends on our Common Stock, nor do we have any plans to declare in the foreseeable future any distributions of cash or other property to holders of Common Stock, and we are not in arrears on any dividends. Therefore, we do not believe that the Reverse Stock Split would have any effect with respect to future distributions, if any, to holders of our Common Stock.

Accounting Matters

The Reverse Stock Split would not affect the par value of our Common Stock, which would remain unchanged at $0.0001 per share. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock would be reduced by the ratio approved by our Board within the Split Ratio Range.

In other words, stated capital would be reduced by the ratio approved by our Board within the Split Ratio Range, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock would be increased because there would be fewer shares of our Common Stock outstanding.

Beneficial Holders of Our Common Stock (Stockholders Who Hold in “Street Name”)

Upon the Reverse Stock Split, we intend to treat shares held by stockholders in “street name,” through a broker, in the same manner as registered stockholders whose shares are registered in their names. Brokers would be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, brokers may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. Stockholders holding shares of our Common Stock with a broker and having any questions in this regard should contact their broker.

Registered “Book-Entry” Holders of Our Common Stock

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or cash payment in lieu of any fractional share interest, if applicable. If such a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement would automatically be sent to such stockholder’s address of record indicating the number of shares of our Common Stock held following the Reverse Stock Split. If the Reverse Stock Split is implemented, our transfer agent, Continental, will mail a letter of transmittal to the Company’s stockholders who hold their shares in certificated form, advising such stockholders of the procedures to be followed to exchange certificates.

If a stockholder is entitled to a payment in lieu of any fractional share interest, a check would be mailed to such stockholder’s registered address as soon as practicable after the effective time of the Reverse Stock Split. By endorsing and cashing the check, stockholders would warrant that they owned the shares of our Common Stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. No stockholders would be entitled to receive interest for the period of time between the effective time of the Reverse Stock Split and the date payment is received.

No Dissenters’ Rights

Under the DGCL, stockholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split.

Material Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes the material U.S. federal income tax consequences of the proposed Reverse Stock Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

In general, the federal income tax consequences of a Reverse Stock Split will vary among stockholders depending upon whether they receive a whole share of Common Stock in the proposed Reverse Stock Split in lieu of a fractional share or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss, except for adjustments that may result from the treatment of fractional shares of common stock as described below. The aggregate tax basis of the shares received in the Reverse Stock Split will equal the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefore (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of Common Stock treated as a distribution or as to which a U.S. holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the U.S. holder’s holding period for the post-Reverse Stock Split shares of Common Stock should include the holding period of the pre-Reverse Stock Split shares of Common Stock surrendered. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

The treatment of fractional shares of Common Stock being rounded up to the next whole share is uncertain. A U.S. holder that receives a whole share of Common Stock in the Reverse Stock Split in lieu of a fractional share of common stock might recognize income, which may be characterized either as capital gain or as a dividend to the extent of the portion of our accumulated earnings and profits (if we have any) attributable to the rounded share. Any such taxable income would be in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. holder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share (including the holding period of a post-Reverse Stock Split share of Common Stock received in exchange for a fractional pre-Reverse Stock Split share of Common Stock).

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.

Vote Required

For the Reverse Split Proposal to be approved, the number of votes cast “FOR” the proposal must exceed the number of votes cast “AGAINST” the proposal; abstentions and any broker non-votes with respect to the Reverse Split Proposal will not be considered “votes cast” and will have no effect on the Reverse Split Proposal. Brokerage firms will not have discretionary authority to vote their customers’ unvoted shares held by the firms in street name on the Reverse Split Proposal, and thus we do not anticipate receiving any broker non-votes on this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE REVERSE SPLIT PROPOSAL

PROPOSAL 4
APPROVAL OF THE NASDAQ SERVICE PROPOSAL

The Board is seeking approval to enter into one of the following financing transactions in order to either (i) make regular payments under the Original Loan Agreement with J.J. Astor, or (ii) entirely pay off the Original Loan Agreement and, in either case, terminate the Original ELOC and replace it with a new equity line of credit, each as outlined in more detail below.

Nasdaq Service Proposal A:

General

Under Nasdaq Service Proposal A, the Company would enter into the following financing agreements with a potential financing source (“Financing Source A”) providing for (i) a Common Stock Purchase Agreement establishing an equity line of credit facility (the “Equity Line of Credit”), (ii) a Note Purchase Agreement and related senior secured convertible promissory note (the “Source A Note”) with Financing Source A, pursuant to which the Company may receive loan proceeds from Financing Source A in exchange for a convertible note, and (iii) a Common Stock Purchase Warrant to purchase up to $2,000,000 of shares of Common Stock (the “Financing Source A Warrants”). Pursuant to the Equity Line of Credit, the Company would agree to (i) issue to Financing Source A $120,000 of Common Stock (the “Commitment Shares”) and (ii) sell, and Financing Source A would agree to purchase, up to $10,000,000 (the “Commitment Amount”) of Common Stock at the Company’s sole discretion. In addition, pursuant to the Financing Source A Note, Financing Source A would agree to provide the Company with up to $2,300,000 in aggregate loan proceeds (the “Note Purchase Price”), structured as individual notes in the aggregate principal amount of $2,875,000 (reflecting a 20% original issue discount) comprised of up to ten monthly tranches of $287,500 in principal ($230,000 funded) each (each, a “Tranche”). The Financing Source A Note constitutes a first senior secured obligation of the Company, secured by all assets, personal property, intellectual property, claims, products and proceeds of the Company. The Company intends to use the proceeds from the sale of shares of Common Stock to Financing Source A under the Equity Line of Credit and, if applicable, from the Financing Source A Note, to make its scheduled monthly payments under the J.J. Astor Loan and terminate the Original ELOC (as defined in the Nasdaq Conversion Proposal below).

The Financing Source A Note is expected to be convertible into shares of Common Stock at a variable conversion price equal to eighty percent (80%) multiplied by the lowest daily Volume Weighted Average Price (“VWAP”) of the Common Stock during the fifteen (15) trading days prior to the conversion notice (the “Variable Conversion Price”). Upon an Event of Default (as defined in the Financing Source A Note), the conversion price may be reduced to $0.01 per share (the “Default Conversion Price”).

Our Board is seeking stockholder approval as required under Nasdaq Listing Rules 5635(b) and 5635(d) to issue the Commitment Shares to Financing Source A, to sell shares of our Common Stock and the Financing Source A Warrants to Financing Source A, and to issue shares of Common Stock upon conversion of the Financing Source A Note, in the aggregate, in excess of 19.99% of our outstanding shares of Common Stock as of immediately prior to the execution of the Share Purchase Agreement and the Financing Source A Note, as more fully described below.

Description of Proposed Agreements with Financing Source A

As of the date of this Proxy Statement, the Company has not yet entered into definitive agreements with respect to these transactions. The Company anticipates negotiating and entering into definitive agreements with Financing Source A on the terms set forth below, subject to customary closing conditions and the receipt of stockholder approval as described herein.

Equity Line of Credit

The Company is in the process of negotiating a Common Stock Purchase Agreement (the “CSPA”) with Financing Source A for a proposed Equity Line of Credit. Under the CSPA, the Equity Line of Credit provides for up to $10,000,000 (the “Commitment Amount”) in Common Stock purchases at the Company’s discretion. The commitment period extends through December 31, 2028. The material terms of the CSPA are summarized below.

Rapid Purchase Notices.    At its sole discretion, the Company may direct Financing Source A to purchase a specified number of shares of Common Stock by delivering a rapid purchase notice (a “Rapid Purchase Notice”). The purchase price per share (the “Rapid Purchase Price”) would equal the average of the three lowest traded prices during the two-hour period following delivery of the notice (the “Rapid Purchase Valuation Period”). Settlement would occur on the next business day, with Financing Source A paying an amount equal to the number of shares multiplied by the Rapid Purchase Price.

VWAP Purchase Notices.    At its sole discretion, the Company may direct Financing Source A to purchase a specified number of shares of Common Stock by delivering a VWAP purchase notice (a “VWAP Purchase Notice”). The purchase price per share (the “VWAP Purchase Price”) would equal 97% of the lowest daily volume weighted average price (“VWAP”) during the three business days following the notice (the “VWAP Purchase Valuation Period”). Settlement would occur one business day after the VWAP Purchase Valuation Period. Each VWAP Purchase Notice is limited to 60% of the trailing five-day average daily trading volume, subject to waiver by Financing Source A.

Commitment Warrant.    In addition, the Company plans to issue to Financing Source A a Common Stock Purchase Warrant (the “Commitment Warrant”) to purchase up to $2,000,000 of shares of Common Stock. The exercise price per share equals 99% of the closing sales price of the Common Stock on the trading day prior to the exercise date. The Commitment Warrant will terminate on the earliest of (a) the fifth anniversary of the initial exercise date and (b) the fifth trading day after the Company delivers prior written notice of termination to Financing Source A, and is subject to a beneficial ownership limitation of 4.99% (subject to increase to 9.99% with Company consent). Each exercise is limited to 5% of the greater of the trading volume on the day before or the day of the exercise notice. If Financing Source A delivers a notice of exercise of the Commitment Warrant, the Company may elect within two hours to instead deliver a Rapid Purchase Notice for the same number of shares, in which case the Warrant exercise is deemed void. The Commitment Warrant also includes a cashless exercise provision available after the six-month anniversary of the CSPA if there is no effective registration statement.

Ownership Limitation.    Financing Source A may not acquire shares that would cause its beneficial ownership to exceed 4.99% of the outstanding Common Stock, subject to increase to 9.99% upon mutual written agreement of the Company and Financing Source A, effective not less than sixty-one (61) days after such mutual written agreement.

Commitment Shares.    As consideration for the Equity Line of Credit, the Company will issue to Financing Source A commitment shares of Common Stock equal to a Commitment Fee Amount of $120,000, divided by the Commitment Fee Price (defined as the closing price of the Common Stock on the trading day immediately preceding the earlier of (i) the date on which the registration statement is declared effective by the SEC and (ii) the date that is 180 calendar days following the effective date of the CSPA) (the “Commitment Shares”). The Commitment Shares are fully earned as of the effective date of the CSPA. In addition, the Company will issue to Financing Source A a Common Stock Purchase Warrant (the “Commitment Warrant”) to purchase up to $2,000,000 of Common Stock at an exercise price equal to 99% of the closing price of the Common Stock on the trading day prior to the exercise date, which Commitment Warrant has a five-year term and is also fully earned as of the effective date of the CSPA.

Registration.    The Company has agreed to file a registration statement on Form S-1 covering the resale of shares issuable under the Equity Line of Credit, including the Commitment Shares and shares issuable upon exercise of the Commitment Warrant, within fifteen (15) business days after the effective date of the CSPA. If the registration statement is not filed within thirty (30) days of the effective date, the Company is required to pay Financing Source A liquidated damages of $250,000.

Senior Secured Convertible Note

The Company additionally plans to enter into a Note Purchase Agreement (the “Note Purchase Agreement”) with Financing Source A for the Financing Source A Note in an aggregate principal amount of $2,875,000, reflecting a 20% original issue discount applied to aggregate loan proceeds of $2,300,000 (the “Note Purchase Price”). The Company anticipates entering into definitive documentation with Financing Source A to implement the Note Purchase Agreement and the Financing Source A Note on terms consistent with those described below.

Funding.    The Note Purchase Price will be funded in up to ten monthly tranches of $230,000 each (each, a “Tranche,” with a corresponding principal amount of $287,500), subject to mutual written agreement of both parties. The first Tranche may not be funded unless the Company has (i) filed the registration statement covering the conversion shares with the SEC and (ii) filed the preliminary proxy statement with the SEC. Neither party is obligated to fund or request any individual Tranche; each funding requires the affirmative, mutual written authorization of both parties. The Company will only accrue principal and original issue discount obligations for Tranches actually funded.

Accelerated Funding.    The full remaining Note Purchase Price may be funded in a single disbursement at the Company’s discretion, provided the Company has received a bona fide purchase order with a face value of at least $5,000,000 that qualifies for factoring at a rate of less than 3% per month. The Company must provide Financing Source A with written notice and supporting documentation at least five business days before the requested funding date.

Interest.    The Financing Source A Note bears interest at 8% per annum, with interest for the first six months on the principal accruing immediately and guaranteed.

Maturity.    Each Tranche would mature six months after its funding date.

Conversion.    The Financing Source A Note is convertible at the option of Financing Source A into shares of Common Stock at a variable conversion price equal to 80% of the lowest daily VWAP during the 15 trading days before the conversion notice (the “Variable Conversion Price”). Upon the occurrence of an Event of Default (as defined in the Financing Source A Note) that is not cured within ten (10) business days (if curable), the conversion price may, at Financing Source A’s option, be reduced to $0.01 per share (the “Default Conversion Price”). The Financing Source A Note is subject to a beneficial ownership limitation of 4.99% (subject to increase to 9.99% upon sixty-one (61) days’ prior written notice by Financing Source A to the Company).

Security Interest.    The Financing Source A Note is a senior secured obligation of the Company, with priority over all existing and future indebtedness of the Company. The obligations under the Financing Source A Note are secured by all of the assets, personal property of every kind, intellectual property, claims, products and proceeds of the Company. So long as any obligation under the Financing Source A Note remains outstanding, the Company may not incur or guarantee any indebtedness that is senior to or pari passu with its obligations under the Financing Source A Note. The Financing Source A Note will be subordinated to the Company’s obligations to JJ Astor until those obligations are discharged in full.

Use of Proceeds.    The Company is required to use the proceeds from the sale of the Notes to make its scheduled monthly payments under the J.J. Astor Loan. In addition, while any portion of any Note is outstanding, if the Company receives cash proceeds from the issuance of securities pursuant to the Equity Line of Credit or from the exercise of the Commitment Warrant, Financing Source A has the right to require the Company to immediately apply up to 10% of such proceeds to repay outstanding amounts under the Notes.

Stockholder Approval Deadline.    The Company is required to hold a stockholder meeting to obtain approval for the issuance of securities under the Financing Source A transaction documents no later than May 15, 2026; provided that the meeting may be adjourned one or more times for purposes of soliciting additional votes for such approval not more than thirty (30) calendar days. If the stockholder meeting is not held by that date, the Company is required to pay Financing Source A liquidated damages of $250,000. If stockholder approval is not obtained by the first required meeting date, the Company must hold additional stockholder meetings every 180 days thereafter until approval is obtained, for a period of 720 days. In addition, if stockholder approval is not obtained by May 15, 2026, such failure will constitute an Event of Default under the Note Purchase Agreement, and Financing Source A may elect to use the Default Conversion Price of $0.01 per share.

Right of First Refusal and Roll-Over Rights.    For so long as any Note remains outstanding, prior to entering into any equity, equity-linked, or debt financing with any third party (a “Subsequent Financing”), the Company must present the terms of such financing to Financing Source A as a right of first refusal, and Financing Source A has the option to participate on a pro rata basis. In addition, Financing Source A has the right to roll over all or any portion of the outstanding principal amount of the Notes, together with accrued but unpaid interest, into the securities issued in a Subsequent Financing on the same terms and conditions applicable to other investors.

Variable Rate Prohibition.    For so long as any Note remains outstanding, the Company may not enter into, issue, or amend any variable rate transaction or equity-linked financing with price reset or floating conversion features without Financing Source A’s prior written consent, except where the proceeds are used to repay all of the Notes in full. Similarly, the CSPA prohibits the Company from effecting or entering into a variable rate transaction during the commitment period without Financing Source A’s consent. Notwithstanding the foregoing, the Company is permitted to effect (a) a secondary offering of shares of Common Stock or other equity securities of the Company, provided the aggregate amount of such offering does not exceed $10,000,000, (b) a private placement of convertible preferred stock or other securities convertible or exercisable into Common Stock at a fixed conversion or exercise price, provided that the aggregate amount of such offering does not exceed $10,000,000, and/or (c) a transaction backed by a bona fide purchase order that qualifies for factoring by a traditional commercial factor at a factoring rate of less than 3% per month and has a face value of no less than $5,000,000.

Events of Default.    Events of Default under the Financing Source A Note include, among others: (i) failure to pay principal or interest when due; (ii) failure to deliver conversion shares; (iii) breach of any covenant or representation; (iv) bankruptcy, insolvency, or liquidation; (v) delisting of the Common Stock from Nasdaq; (vi) failure to timely comply with Exchange Act reporting requirements; (vii) loss of DTC/FAST eligibility; (viii) cessation of operations; (ix) entry into a Section 3(a)(9) or 3(a)(10) transaction (other than permitted transactions); and (x) cross-default with all other agreements between the Company and Financing Source A, including the CSPA, the Commitment Warrant, and the Registration Rights Agreement. Upon an Event of Default, the outstanding principal, accrued interest, and all other amounts owed become immediately due and payable, and Financing Source A may elect to use the Default Conversion Price of $0.01 per share.

Nasdaq Service Proposal B:

General

Under Nasdaq Service Proposal B, the Company would enter into the following financing agreements with one or more potential financing sources (“Financing Source B”) (i) an equity line of credit facility (the “Financing Source B Equity Line of Credit”), (ii) an agreement pursuant to which Financing Source B will purchase shares of Preferred Stock (as defined below) of the Company (the “Preferred Stock Purchase”), and (iii) a warrant to purchase up to $2,000,000 of shares of Common Stock (the “Financing Source B Warrants”). Pursuant to the Financing Source B Equity Line of Credit, the Company would agree to (i) issue to Financing Source B $150,000 of Common Stock (the “Financing Source B Commitment Shares”) and (ii) sell, and Financing Source B agreed to purchase, up to $10,000,000 (the “Financing Source B Commitment Amount”) of Common Stock at the Company’s sole discretion. In addition, pursuant to the Preferred Stock Purchase, Financing Source B would purchase up to $10 million of a newly designated series of the Company’s preferred stock (the “Preferred Stock”). If the Board elects to proceed with the Financing Source B transactions (as described below), the Company intends to use the proceeds from the Preferred Stock Purchase to immediately pay off the J.J. Astor Loan and to use the proceeds from the sale of shares of Common Stock to Financing Source B under the Financing Source B Equity Line of Credit to terminate the Original ELOC (as defined in the Nasdaq Conversion Proposal below).

Our Board is seeking stockholder approval as required under Nasdaq Listing Rules 5635(b) and 5635(d) to issue the Financing Source B Commitment Shares to Financing Source B, to sell shares of our Common Stock, the Preferred Stock, and the Financing Source B Warrants to Financing Source B, and to issue shares of Common Stock, and, to the extent the Preferred Stock is convertible into Common Stock, shares issuable upon conversion thereof, in the aggregate, in excess of 19.99% of our outstanding shares of Common Stock as of immediately prior to the execution of the applicable agreements, as more fully described below.

Description of Proposed Agreements with Financing Source B

As of the date of this Proxy Statement, the Company has not yet entered into definitive agreements with respect to these transactions. The Company anticipates negotiating and entering into definitive agreements with Financing Source B on the terms set forth below, subject to customary closing conditions and the receipt of stockholder approval as described herein.

Equity Line of Credit

The Financing Source B Equity Line of Credit would provide for up to $10,000,000 (the “Financing Source B Commitment Amount”) in Common Stock purchases at the Company’s discretion. The commitment period would extend through December 31, 2028. The material terms of the Financing Source B CSPA are summarized below.

Rapid Purchase Notices.    At its sole discretion, the Company may direct Financing Source B to purchase a specified number of shares of Common Stock by delivering a rapid purchase notice (a “Rapid Purchase Notice”). The purchase price per share (the “Rapid Purchase Price”) would equal the average of the three lowest traded prices during the two-hour period following delivery of the notice (the “Rapid Purchase Valuation Period”). Settlement would occur on the next business day, with Financing Source B paying an amount equal to the number of shares multiplied by the Rapid Purchase Price.

VWAP Purchase Notices.    At its sole discretion, the Company may direct Financing Source B to purchase a specified number of shares of Common Stock by delivering a VWAP purchase notice (a “VWAP Purchase Notice”). The purchase price per share (the “VWAP Purchase Price”) would equal 97% of the lowest daily volume weighted average price (“VWAP”) during the three business days following the notice (the “VWAP Purchase Valuation Period”). Settlement would occur one business day after the VWAP Purchase Valuation Period. Each VWAP Purchase Notice is limited to 60% of the trailing five-day average daily trading volume, subject to waiver by Financing Source B.

Commitment Warrant.    In addition, the Company plans to issue to Financing Source B a Common Stock Purchase Warrant (the “Financing Source B Commitment Warrant”) to purchase up to $2,000,000 of shares of Common Stock. The exercise price per share equals 99% of the closing sales price of the Common Stock on the trading day prior to the exercise date. The Financing Source B Commitment Warrant has a five-year term from the initial exercise date and is subject to a beneficial ownership limitation of 4.99% (subject to increase to 9.99% with Company consent). Each exercise is limited to 5% of the greater of the trading volume on the day before or the day of the exercise notice. If Financing Source B delivers a notice of exercise of the Financing Source B Commitment Warrant, the Company may elect within fifteen minutes to instead deliver a Rapid Purchase Notice for the same number of shares, in which case the Warrant exercise is deemed void. The Financing Source B Commitment Warrant also includes a cashless exercise provision available after the six-month anniversary of the Financing Source B CSPA if there is no effective registration statement.

Ownership Limitation.    Financing Source B may not acquire shares that would cause its beneficial ownership to exceed 4.99% of the outstanding Common Stock, subject to increase to 9.99% upon mutual written agreement of the Company and Financing Source B, effective not less than sixty-one (61) days after such mutual written agreement.

Commitment Shares.    As consideration for the Financing Source B Equity Line of Credit, the Company will issue to Financing Source B commitment shares of Common Stock equal to a Commitment Fee Amount of $150,000, divided by the Commitment Fee Price (defined as the closing price of the Common Stock on the trading day immediately preceding the earlier of (i) the date on which the registration statement is declared effective by the SEC and (ii) the date that is 180 calendar days following the effective date of the Financing Source B CSPA)
(the “Financing Source B Commitment Shares”). The Financing Source B Commitment Shares are fully earned as of the effective date of the Financing Source B CSPA. In addition, the Company will issue to Financing Source B a Common Stock Purchase Warrant (the “Financing Source B Commitment Warrant”) to purchase up to $2,000,000 of Common Stock at an exercise price equal to 99% of the closing price of the Common Stock on the trading day prior to the exercise date, which Financing Source B Commitment Warrant has a five-year term and is also fully earned as of the effective date of the Financing Source B CSPA.

Registration.    The Company has agreed to file a registration statement on Form S-1 covering the resale of shares issuable under the Financing Source B Equity Line of Credit, including the Financing Source B Commitment Shares and shares issuable upon exercise of the Financing Source B Commitment Warrant, within five (5) business days after the effective date of the Financing Source B CSPA. If the registration statement is not filed within thirty (30) days of the effective date, the Company is required to pay Financing Source B liquidated damages of $250,000.

Preferred Equity Purchase

The Company is currently evaluating a potential financing transaction with Financing Source B pursuant to which Financing Source B would purchase up to $10.0 million of a newly designated series of the Company’s preferred stock. The Company has not yet received or entered a definitive term sheet or definitive transaction documents with respect to such proposed investment. However, based on preliminary discussions with Financing Source B, the Company currently expects that the proposed financing would be structured as an equity investment, and not as indebtedness.

While the final terms of any such transaction remain subject to negotiation and approval by the Company’s Board of Directors, as well as such other approvals as may be required, the Company currently anticipates that the principal terms of the proposed preferred stock financing would include the following, which terms are also reflected in the Certificate of Designation set forth in Appendix B to this Proxy Statement:

Security.    A newly authorized series of preferred stock of the Company, which may be designated as Series A Preferred Stock or such other designation as determined by the Board of Directors.

Purchase Price/Gross Proceeds. Aggregate gross proceeds of up to $10.0 million.

Equity Structure.    The preferred stock is expected to be structured as a perpetual equity security, with no stated maturity date, no mandatory redemption feature, and no right of the holder to require the Company to redeem, repurchase or otherwise settle the security for cash or other assets.

Dividend Rights.    The preferred stock may provide for dividends, if any, only to the extent declared by the Company’s Board of Directors out of funds legally available therefor. Any such dividend provisions are expected to be structured in a manner intended to preserve the equity characteristics of the security.

Liquidation Preference.    In the event of any liquidation, dissolution or winding up of the Company, the holders of the preferred stock would be expected to be entitled to receive a liquidation preference senior to the rights of holders of the Company’s common stock, which preference may be equal to the original purchase price of the preferred stock, together with any declared and unpaid dividends thereon, if applicable.

Conversion Rights.    The preferred stock may be convertible into shares of the Company’s common stock, with any such conversion rights to be set forth in the definitive transaction documents, including the applicable conversion rate, conversion price, and related anti-dilution adjustments, if any.

Voting Rights; Protective Provisions.    The preferred stock may include limited voting rights and customary protective provisions, including with respect to actions that would adversely affect the rights, preferences or privileges of the preferred stock or authorize securities senior to the preferred stock.

Ranking.    The preferred stock is expected to rank senior to the Company’s common stock with respect to dividend rights and rights upon liquidation, dissolution and winding up, and junior to all existing and future indebtedness of the Company, except to the extent otherwise provided in the certificate of designation governing such preferred stock.

Use of Proceeds.    The Company currently expects to use the net proceeds from any such financing for working capital, growth initiatives, and other general corporate purposes.

Definitive Documentation; Approvals.    Any proposed transaction would remain subject to the negotiation and execution of definitive agreements and related documentation, approval by the Company’s Board of Directors, and, to the extent applicable, stockholder approval and compliance with applicable law and stock exchange rules.

No Assurance of Consummation.    No assurance can be given that the Company and Financing Source B will enter into definitive agreements on the terms described above, on acceptable terms, or at all. The foregoing description reflects only the Company’s current expectations regarding a possible preferred equity financing and is subject to change in all respects.

Requirement to Seek Stockholder Approval for Nasdaq Service Proposal

Pursuant to Nasdaq Listing Rule 5635(d), shareholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of our shares of Common Stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of our Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute shareholder approval for purposes of Nasdaq Listing Rule 5635(d).

Additionally, Nasdaq Listing Rule 5635(b) requires stockholder approval prior to an issuance of securities that will result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position.

Entering into either potential financing transaction under this Nasdaq Service Proposal without stockholder approval would cause the Company to be in violation of Nasdaq Listing Rule 5635(d), which prohibits us from issuing in a private offering more than 20% of our outstanding Common Stock price that is below the Minimum Price set forth in such rule without previously obtaining shareholder approval, and in violation of Nasdaq Listing Rule 5635(b).

The Equity Line of Credit contemplates the sale of shares of Common Stock to Financing Source A at prices determined by reference to market-based pricing mechanisms, including the Rapid Purchase Price (based on the average of the three lowest traded prices during a two-hour valuation period), the VWAP Purchase Price (at a 3%

discount to the lowest daily VWAP over a three-day period), and the Commitment Warrant exercise price (at a 1% discount to the prior day’s closing price), each of which may result in per-share purchase prices below the Minimum Price. In addition, the Financing Source A Note is convertible into shares of Common Stock at the Variable Conversion Price, which is set at 80% of the lowest daily VWAP during the 15 trading days prior to the conversion notice, and upon an Event of Default at the Default Conversion Price of $0.01 per share, each of which may result in issuances of shares at prices below the Minimum Price.

Separately, the Financing Source B Equity Line of Credit contemplates the sale of shares of Common Stock to Financing Source B at prices determined by reference to market-based pricing mechanisms, including the Rapid Purchase Price (based on the average of the three lowest traded prices during a two-hour valuation period), the VWAP Purchase Price (at a 3% discount to the lowest daily VWAP over a three-day period), and the Commitment Warrant exercise price (at a 1% discount to the prior day’s closing price), each of which may result in per-share purchase prices below the Minimum Price. In addition, to the extent the Preferred Stock is convertible into shares of Common Stock, such conversion may also result in issuances of shares at prices below the Minimum Price and in violation of Nasdaq Listing Rule 5635(b).

Accordingly, the Company is required to obtain stockholder approval under Nasdaq Listing Rules 5635(b) and 5635(d). We are therefore asking our stockholders to approve for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of the shares of Common Stock as described in this Nasdaq Service Proposal.

Effect of Stockholder Approval

Upon obtaining the stockholder approval requested in this Nasdaq Service Proposal, we would no longer be bound by the Nasdaq Listing Rules 5635(b) and 5635(d) restriction on issuances of Common Stock to either Financing Source A or Financing Source B. If this Proposal is approved by our stockholders, we would be able to issue shares and warrants to either Financing Source A or Financing Source B without regard to the Minimum Price limitation. The maximum number of shares of Common Stock that we may issue would fluctuate from time to time based on the price of our Common Stock.

For example, assuming the issuance of the full Commitment Amount to Financing Source A pursuant to the Share Purchase Agreement, and such shares are issued prior to the implementation of any Reverse Stock Split in accordance with the Reverse Split Proposal, Financing Source A would collectively own approximately 53,504,548 shares of Common Stock, assuming the shares to be issued are sold at a price of $0.1869 per share (the closing price on the Record Date).

The additional shares of Common Stock that we could issue to Financing Source A or Financing Source B, as applicable, will result in greater dilution to existing stockholders and may result in a decline in our stock price or greater price volatility. Each additional share of Common Stock that would be issuable to Financing Source A or Financing Source B would have the same rights and privileges as each share of our currently authorized Common Stock.

The number of shares of Common Stock described above does not give effect to (i) the future issuance of shares upon conversion of any notes, (ii) the future issuance of shares upon the exercise of outstanding options or warrants, or (iii) any other potential future issuances of Common Stock, including any shares issued in connection with the implementation of any potential Reverse Stock Split as contemplated in the Reverse Split Proposal.

Reasons for Transaction and Effect on Current Stockholders

Our Board has determined that the potential financing transactions outlined in this Nasdaq Service Proposal are in the best interests of the Company and its stockholders because the right to sell shares to Financing Source A or Financing Source B to allow the Company to either make payments under or pay off and terminate the Original Loan Agreement and Original ELOC, many of the terms of which are unfavorable to the Company. Our Board believes the proposed terms of the potential financing transactions under this Nasdaq Service Proposal are fair and reasonable to the Company, and are preferable to the terms of the Original Loan Agreement and Original ELOC. The proposed terms of either financing transaction under this Nasdaq Service Proposal do not affect the rights of the holders of outstanding Common Stock, but the sale of shares to either Financing Source A or Financing Source B will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

Nasdaq Market Value of Listed Securities and Market Value of Publicly Held Shares and Certain Potential Delisting Implications

The Nasdaq Rules require that we maintain a minimum Market Value of Listed Securities (or “MVLS”) of $50,000,000 required by the continued listing requirements of Nasdaq Listing Rule 5450(b)(2)(A), as well as a minimum market value of publicly held shares of $15.0 million (or “MVPHS”) pursuant to Nasdaq Listing Rule 5450(b)(2)(C). On February 5, 2026, we received a written notification from Nasdaq notifying us that we had failed to comply with the MVLS requirement. On February 10, 2026, we received another written notification from Nasdaq notifying us that we had not complied with the MVPHS requirements for the last 30 consecutive business days prior to the date of the notice. We have until August 4, 2026 to regain compliance with the MVLS requirement, subject to the Staff’s discretion to extend this period under Nasdaq Listing Rule 5810(c)(3)(H). Additionally, in accordance with Nasdaq Listing Rule 5810(c)(3)(D) the Company has until August 10, 2026 to regain compliance with the MVPHS requirement. In the event that we do not regain compliance by the applicable compliance dates, we may be eligible to transfer from The Nasdaq Global Select Market to the Nasdaq Capital Market and seek an additional compliance period of 180 calendar days if we meet the continued listing requirement for MVPHS and all other initial listing standards for the Nasdaq Capital Market, with the exception of the minimum bid price requirement discussed in more detail in the Reverse Split Proposal. However, if it appears to the Nasdaq staff that we will not be able to cure the deficiency, if we have a closing bid price of $0.10 or less for a period of ten (10) consecutive business days, or if we are otherwise not eligible, Nasdaq will provide notice to the Company that our Common Stock will be subject to delisting. There can be no assurance that we will be able to regain compliance with the minimum bid price requirement, maintain compliance with any of the other Nasdaq continued listing requirements, or be successful in any appeal we may undertake.

Our Board believes that effecting one or more of the financings discussed in this Nasdaq Service Proposal will be the best means of regaining compliance with the MVLS and MVPHS requirements for continued listing on Nasdaq. The Board believes that continued listing on Nasdaq provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of Nasdaq. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards. Increasing visibility of our stock among a larger pool of potential investors could result in higher trading volumes. Such increases in visibility and liquidity could also help facilitate future financings.

If our Common Stock were delisted from The Nasdaq Global Select Market, trading of our Common Stock would thereafter be conducted on the OTC Markets or the “pink sheets.” As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, our Common Stock. To relist shares of our Common Stock on The Nasdaq Global Select Market, we would be required to meet the initial listing requirements for The Nasdaq Global Select Market, which are more stringent than the maintenance requirements.

Our Board is seeking stockholder approval of the Nasdaq Service Proposal in order to have the authority to effectuate the financings with Financing Source A or Financing Source B.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve the Nasdaq Service Proposal, we will be unable to issue shares of Common Stock to Financing Source A or Financing Source B in an amount greater than 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of either financing transaction. If this Nasdaq Service Proposal is not approved, it is unlikely we will have the requisite capital to pay off and terminate the Original Loan Agreement and Original ELOC, and the Company will therefore need to keep such financing arrangements in place.

Dilution and Potential Adverse Impact of this Proposal

The issuance of the Commitment Shares and the full Commitment Amount of shares and warrants to either Financing Source A or Financing Source B will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of such additional shares of our Common Stock and warrants. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock and warrants could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

Dilutive Effect of Nasdaq Proposal A:

For illustrative purposes only, below is a table showing the maximum number of shares of Common Stock that may potentially be issued pursuant to the Commitment Shares, the Equity Line of Credit, the Financing Source A Note, and the Commitment Warrant, (1) assuming that (i) the entire $10,000,000 Commitment Amount is issued in shares of Common Stock, (ii) the entire $2,000,000 Commitment Warrant amount is exercised, and (iii) each of the issuance of the Commitment Shares, the VWAP Purchase Price, the Warrant Exercise Price and the Conversion Price are each set at $0.24 in Scenario A and $0.15 in Scenario B and (2) disregarding the volume and ownership limitations pursuant to the Equity Line of Credit.

	Scenario A (Hypothetical $0.24 Price)	Scenario B (Hypothetical $0.15 Price)
Commitment Shares	625,000	1,000,000
Commitment Amount	41,666,667	66,666,667
Financing Source A Note	11,979,167	19,166,667
Financing Source A Warrant	8,333,333	13,333,333
Total	62,604,167	100,166,667

Dilutive Effect of Nasdaq Service Proposal B:

For illustrative purposes only, below is a table showing the maximum number of shares of Common Stock that may potentially be issued pursuant to the Financing Source B Commitment Shares, the Equity Line of Credit and the Preferred Stock Purchase (assuming conversion of the preferred stock into shares of Common Stock), (1) assuming that (i) the entire $10,000,000 Financing Source B Commitment Amount is issued in shares of Common Stock and (ii) each of the issuance of the Financing Source B Commitment Shares, the VWAP Purchase Price and the Conversion Price are each set at $0.24 in Scenario A and $0.15 in Scenario B and (2) disregarding the volume and ownership limitations pursuant to the Equity Line of Credit.

	Scenario A (Hypothetical $0.24 Price)	Scenario B (Hypothetical $0.15 Price)
Financing Source B Commitment Shares	625,000	1,000,000
Financing Source B Commitment Amount	41,666,667	66,666,667
Preferred Equity Purchase	41,666,667	66,666,667
Financing Source B Warrant	8,333,333	13,333,333
Total	92,291,667	147,666,667

Vote Required

The affirmative vote of the holders of at least the majority of the shares of stock present or represented (virtually or by proxy) at the Annual Meeting is necessary to approve the Nasdaq Service Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions shall have the effect of a vote “AGAINST” the proposal and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE NASDAQ PROPOSAL

PROPOSAL 5
APPROVAL OF THE NASDAQ CONVERSION PROPOSAL

Background

On December 4, 2025, the Company entered into a Loan Agreement (the “Original Loan Agreement”) with J.J. Astor & Co., a Utah corporation (“J.J. Astor”), pursuant to which the Company may borrow up to $5,000,000 consisting of an Initial Loan of $2,000,000 and up to three additional tranches of $1,000,000 each. In connection with the Original Loan Agreement, the Company issued J.J. Astor a Senior Secured Convertible Note in the original principal amount of $2,600,000 (the “Initial Note”).

The Original Loan Agreement and related documents contain securities issuance provisions that, in certain circumstances, may result in the issuance of shares of Common Stock in excess of the 20% threshold under the applicable Nasdaq Listing Rules. Accordingly, in order to ensure compliance with Nasdaq Listing Rule 5635, the Company must obtain the approval of the Company’s stockholders for the issuance of shares of Common Stock if such issuance will exceed the 20% threshold under the applicable Nasdaq Rules.

Our Board is seeking stockholder approval as required under Nasdaq Listing Rules 5635(b) and 5635(d), to potentially issue shares of our Common Stock to J.J. Astor in excess of 19.99% of our outstanding shares of Common Stock as of immediately prior to the execution of the Original Purchase Agreement, as more fully described below.

Description of Agreements

Original Loan Agreement

Pursuant to the Original Loan Agreement, the Company borrowed an initial amount of $2,000,000, with a funding amount of $1,920,000 (representing 96% of the loan amount after deduction of an $80,000 origination fee). In connection with the loan, the Company issued the Initial Note in the original principal amount of $2,600,000. The Initial Note has a Final Maturity Date of November 30, 2026.

Subject to certain conditions, J.J. Astor may elect, in its sole discretion, to fund up to three additional loans of $1,000,000 each, in which case the Company would issue additional promissory notes in the original principal amount of $1,300,000 for each additional loan funded. The loans are secured by a senior first priority lien on all assets and properties of the Company and its subsidiary guarantors.

Senior Convertible Note

The Initial Note is a Senior Secured Convertible Note that, upon the occurrence and continuation of an Event of Default (as defined in the Initial Note), becomes convertible into shares of Common Stock. Upon an Event of Default, the Outstanding Principal Amount automatically increases to 110% of such amount (the “Default Amount”), plus accrued interest at the rate of 19% per annum, compounded monthly.

If the Lender elects to convert all or a portion of the Initial Note following an Event of Default, the conversion price shall be equal to 80% of the average of the four lowest volume weighted average prices of the shares of Common Stock over the twenty (20) trading days immediately prior to the date of the notice of conversion. The conversion feature is subject to certain conditions, including the effectiveness of a resale Registration Statement or the fulfillment of resale conditions under Rule 144 under the Securities Act.

The conversion feature contains a beneficial ownership limitation providing that the notes shall not be convertible to the extent that, after giving effect to the issuance of shares upon such conversion, the holder or any of its affiliates would beneficially own in excess of 4.99% of the outstanding shares of Common Stock.

New Circle ELOC

On July 18, 2023, the Company entered into a Share Purchase Agreement (the “Original ELOC”) with New Circle Principal Investments LLC, a Delaware limited liability company (“New Circle”), pursuant to which New Circle has committed to purchase, subject to certain limitations, up to $50 million in shares of the Company’s Common Stock. The Company may, at its sole option, direct New Circle to purchase shares from time to time and is under no obligation to sell any securities thereunder. Issuances of shares under the ELOC Agreement are subject to applicable

Nasdaq listing requirements, including a cap of 19.99% of the Company’s outstanding shares of Common Stock (the “Exchange Cap”) unless the Company obtains stockholder approval or a minimum price exception applies. In addition, the ELOC Agreement provides for a 4.99% beneficial ownership limitation, which New Circle may elect to increase to 9.99% upon 61 days’ notice. New Circle has agreed not to engage in short sales or otherwise establish a net short position in the Company’s Common Stock during the term of the ELOC Agreement. The Company has also entered into a registration rights agreement with New Circle and filed a resale registration statement covering up to 5,524,624 shares; additional share registrations may be required to access the full $50 million capacity.

The Original Loan Agreement requires the Company to draw on the Original ELOC to pay monthly installment payments under the Initial Note. New Circle has agreed to remit 80% of all ELOC proceeds to J.J. Astor with the remaining 20% to be remitted to the Company within three (3) business days following each draw on the ELOC. To the extent that the proceeds of the ELOC remitted to J.J. Astor are not sufficient to cover the then applicable minimum monthly payment due in any month, the Company shall be required to pay the balance of such amount to J.J. Astor on the last business day of such month.

Requirement to Seek Stockholder Approval

Pursuant to Nasdaq Listing Rule 5635(d), shareholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of our shares of Common Stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of our Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute shareholder approval for purposes of Nasdaq Listing Rule 5635(d).

Additionally, Nasdaq Listing Rule 5635(b) requires stockholder approval prior to an issuance of securities that will result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position.

If the Nasdaq Service Proposal is not approved, or if the Company is otherwise unable to service the Original Loan Agreement, then the Company may be required to take out additional loans pursuant to the Original Loan Agreement and issue additional shares to J.J. Astor under the Original Loan Agreement. The potential issuance of shares of Common Stock pursuant to the Original Loan Agreement may exceed the 20% threshold under the applicable Nasdaq Listing Rules if an Event of Default occurs and J.J. Astor elects to convert the Initial Note, the number of conversion shares issuable could be substantial given that the conversion price is set at 80% of the average of the four lowest VWAPs over the preceding 20 trading days, which may be significantly below the Minimum Price. Accordingly, without approval of the Nasdaq Conversion Proposal, the Company may be in violation of Nasdaq Listing Rules 5635(b) and 5635(d) upon such conversion.

In no event may the Company issue shares of Common Stock pursuant to the conversion of the Initial Note or any additional issued notes if such issuance would cause the aggregate number of shares of Common Stock issued pursuant to the Original Loan Agreement to exceed 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of the Loan Agreement (the “Exchange Cap”), unless stockholder approval is obtained.

Effect of Stockholder Approval

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of Common Stock pursuant to the conversion of the Initial Note or any additional notes upon an Event of Default.

Because the conversion price of the Initial Note or any additional notes upon an Event of Default may be adjusted, and because conversion may occur at a floating discount to market price, the number of shares that may actually be issued could be significantly higher than as of the date of this Proxy Statement. The sale into the public market of these shares could also materially and adversely affect the market price of our Common Stock.

The number of shares of Common Stock described above does not give effect to (i) the future issuance of shares upon conversion of any notes, (ii) the future issuance of shares upon the exercise of outstanding options or warrants, or (iii) any other potential future issuances of Common Stock, including any shares issued in connection with the implementation of any potential Reverse Stock Split as contemplated in the Reverse Split Proposal.

Effect of Failure to Obtain Stockholder Approval

If stockholder approval of this proposal is not obtained, we will be unable to issue any shares of Common Stock pursuant a potential conversion of the Initial Note in an amount greater than 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of the Original Loan Agreement if such issuances are, in the aggregate, at an average price less than the Minimum Price.

The Company has entered into binding commitments under the Original Loan Agreement that require the issuance of securities to J.J. Astor. Failure to obtain stockholder approval may impact the Company’s ability to fully perform its obligations under the Original Loan Agreement and related documents.

If we are unable to issue shares pursuant to the Initial Note or any additional notes, we may be required to seek alternative arrangements with J.J. Astor or alternative sources of financing, which may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to satisfy our ongoing business needs.

In addition, if the Registration Rights Agreement is triggered due to an Event of Default and the Company is required to register shares for resale, limitations on the issuance of such shares due to the absence of stockholder approval could result in the Company’s failure to satisfy its registration obligations and potentially trigger liquidated damages provisions under the Registration Rights Agreement.

Dilution and Potential Adverse Impact of this Proposal

The issuance of shares of Common Stock pursuant a potential conversion of the Initial Note will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of such additional shares of our Common Stock. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

For illustrative purposes only, below is a table showing the number of shares of Common Stock that may potentially be issued pursuant to a potential conversion of the Initial Note.

	Scenario A (Hypothetical $0.24 Conversion Price)	Scenario B (Hypothetical $0.15 Conversion Price)
Initial Note ($1,943,351 remaining principal and interest outstanding)	8,097,296	12,955,674

Vote Required

The affirmative vote of the holders of at least the majority of the shares of stock present or represented (virtually or by proxy) at the Annual Meeting is necessary to approve the Nasdaq Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions shall have the effect of a vote “AGAINST” the proposal and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE NASDAQ CONVERSION PROPOSAL

PROPOSAL 6
APPROVAL OF THE NASDAQ 20% PROPOSAL

Background

The Board is seeking stockholder approval of the potential issuance of shares of our Common Stock, including shares of Common Stock issuable upon conversion or exercise of convertible preferred stock, warrants or other rights to purchase or acquire Common Stock, and convertible notes or other securities convertible into, or exercisable or exchangeable for, our Common Stock in one or more potential non-public transactions, including transactions involving the exchange of trade debt for any such securities, in an aggregate offering amount of up to $10,000,000. The Common Stock and/or any other securities that may be issued together with the Common Stock or in lieu of the Common Stock issuable pursuant to such non-public transactions may be issued at a discounted price not to exceed 20% below the lower of the Minimum Price; provided, however, that notwithstanding the initial discount, the securities issued may contain adjustments to the conversion or exercise price of such security, which such adjustment may be triggered and/or the number of securities issuable upon conversion or exercise of such security based on time elapsed following closing of the offering or following any dilutive issuances, provided further that any adjustment to the conversion price or exercise price of such security will be subject to a floor price that is no less than 20% of the Minimum Price or such other price as may be accepted in accordance with Nasdaq Listing Rules (the “Floor Price”).

Additionally, the Company may also include in any warrants issued in such offering a zero cash exercise provision which will permit a warrant holder to exchange such warrant without the payment of cash for a number of shares of Common Stock in excess of the number of shares into which the warrant is then exercisable into.

Notwithstanding the foregoing, and regardless of the type of securities issued in such offering, the maximum number of shares of our Common Stock that may be issued if this proposal is approved is 100,000,000 shares, if such shares are issued prior to the implementation of any potential Reverse Stock Split as contemplated in the Reverse Split Proposal, subject to such additional shares of our Common Stock that may be issued if the Floor Price is adjusted as provided above, to the extent permitted in accordance with Nasdaq Listing Rule 5635(d).

The above described potential non-public offering transactions must be consummated within three (3) months from the date of stockholder approval.

Pricing

Any such securities could be issued at a discount to the prevailing market price of our common stock and, depending on market conditions, may be below the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d). The exact terms, including price, conversion or exercise features, maturity, interest or dividend provisions, and anti-dilution protections, will be negotiated with investors at the time of any transaction.

No Specific Transactions

As of the date of this Proxy Statement, the Company has not entered into any definitive agreement to issue securities pursuant to this Nasdaq 20% Proposal, and no specific financing transaction is currently pending.

Effect of Stockholder Approval

Approval of this Nasdaq 20% Proposal authorizes the Company to issue securities in one or more non-public financing transactions exceeding the 19.99% threshold under Nasdaq Listing Rule 5635(d), including at a price that may be below the “Minimum Price,” and solely for financing purposes, without further stockholder approval, provided such issuances fall within the parameters described herein. This authorization does not extend to transactions that would result in a change of control under Nasdaq Rules or to acquisitions or mergers involving the issuance of our securities. If a future transaction were to involve a change of control, exceed the 19.99% threshold in a manner not contemplated by this authorization, or otherwise fall outside of these parameters, or involve a change of control under Nasdaq Rules, we would be required to seek additional stockholder approval in accordance with Nasdaq Listing Rule 5635.

Reasons for Transaction and Effect on Current Stockholders

If the Company enters into a non-public offering transaction as described herein without approval of the Nasdaq 20% Proposal, the Company may be in violation of Nasdaq Listing Rule 5635(d), which prohibits us from issuing in a private offering more than 20% of our outstanding Common Stock price that is below the Minimum Price set forth in such rule without previously obtaining shareholder approval, and in violation of Nasdaq Listing Rule 5635(b).

Our Board has determined that this Nasdaq 20% Proposal is in the best interests of the Company. The Company plans to use the proceeds from any transaction entered into pursuant to this Nasdaq 20% Proposal (i) to pay off the Senior Convertible Note with J.J. Astor, and (ii) for capital needed for operations, or issue securities in connection with the settlement of outstanding liabilities or other indebtedness, without the need to conduct a public offering, which would involve significant delay and expense, if feasible at all.

This Nasdaq 20% Proposal does not obligate the Company to consummate any specific transaction. Any transaction completed under this authority will be subject to the Board’s determination that such transaction is in the best interests of the Company and its stockholders.

The Company currently anticipates using proceeds from any such financing for general working capital, repayment or refinancing of indebtedness, funding of software development initiatives.

The issuance of additional shares of common stock, or securities convertible into or exercisable for common stock, could substantially dilute the ownership interests and voting power of existing stockholders. Such issuances may also adversely affect the market price of our Common Stock and create downward pressure if securities are issued at a discount. Convertible or derivative securities may introduce volatility and could result in substantial additional dilution if our stock price declines.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Nasdaq 20% Proposal, it is possible that we would be unable to obtain sufficient financing to fund our operations, implement our business strategy and enhance our overall capitalization. As a result, we would need to seek alternative sources of financing, where stockholder approval is not required, in order to obtain the necessary funds. Any such alternative sources of financing may not be available to us or may not be available on commercially reasonable terms.

Vote Required

The affirmative vote of the holders of at least the majority of the shares of stock present or represented (virtually or by proxy) at the Annual Meeting is necessary to approve the Nasdaq Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions shall have the effect of a vote “AGAINST” the proposal and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE NASDAQ 20% PROPOSAL

PROPOSAL 7
APPROVAL OF THE INCENTIVE PLAN AMENDMENT PROPOSAL

Why We are Requesting Stockholder Approval

We are asking our stockholders to approve an amendment (the “Incentive Plan Amendment”) to the CID HoldCo, Inc. 2024 Equity Incentive Plan (the “Current Plan”). The Incentive Plan Amendment amends the Current Plan to increase the number of shares available for the issuance of awards, and the number of shares that may be issued subject to “incentive stock options” (as described below), under the Current Plan. We refer to the Current Plan, as amended by the Incentive Plan Amendment, as the “Amended Plan.” Our Board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. Central to these objectives is our equity-based compensation program, which is consistent with our compensation philosophy and the compensatory practices of other artificial intelligence companies in our peer group and other companies that we compete with for talent. We and our Board understand that our equity-compensation needs must be balanced against the dilutive effect of such programs on our stockholders. To that end, and based on careful weighing of these considerations, upon the recommendation of our Compensation Committee, and subject to stockholder approval, our Board adopted the Incentive Plan Amendment. If this proposal is approved by our stockholders, we intend to register the additional shares reserved for issuance under the Amended Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

The Current Plan is our existing equity incentive plan, which was originally adopted by the Board on June 18, 2025. The Current Plan provides that the initial total number of shares of Common Stock authorized for issuance thereunder is 2,032,521 shares. The Current Plan includes an evergreen feature providing for an annual automatic increase, with the first increase on January 1, 2026, in the number of shares authorized for issuance thereunder by a number of shares equal to the lesser of (a) 10% of the number of shares outstanding on the conclusion of the immediately preceding fiscal year, or (b) such amount, if any, as the Board may determine. With the most recent evergreen increase that occurred on January 1, 2026, the Current Plan currently has 4,959,853 shares authorized for issuance thereunder. The proposed Incentive Plan Amendment seeks to increase the total number of shares authorized for issuance under the Current Plan by 15,000,000 shares of Common Stock, to an aggregate of 19,959,853 shares such that the share reserve consists of a total of 29,293,322 shares of Common Stock. No other changes are being made to the Current Plan. If approved, the new shares reserved under the Amended Plan (including the share increase pursuant to the January 1, 2026 annual evergreen increase) would represent approximately 68.14% of our 29,293,322 outstanding shares as of March 6, 2026. Our Board believes the proposed dilution to stockholders as a result of the amendment is judicious and sustainable and, importantly, critical to meet our business goals.

In developing our share request for the Incentive Plan Amendment and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution, which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the number of shares of common stock outstanding. As of March 6, 2026, there were 1,861,806 shares underlying all equity awards outstanding, 4,959,853 shares available under the Current Plan for future awards, and 29,293,322 shares of Common Stock outstanding. Accordingly, our overhang at March 6, 2026 was 23.29%. If the 15,000,000 shares proposed to be authorized for grant under the Incentive Plan Amendment are included in the calculation, our overhang on March 6, 2026 would have been 74.49%.

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2025, 2024 and 2023 calendar years, as well as an average over those years.

Calendar Year	Options Granted (#)	Full Value Awards (RSUs) Granted (#)	Awards Granted (#)	Basic Weighted Average Number of Shares of Common Stock Outstanding (#)	Gross Burn Rate %(1)
2025	—	—	—	20,579,971	0.00%
2024(2)	7,049	—	7,049	12,124,303	0.06%
2023(2)	450,000	—	450,000	12,208,851	3.69%
Three-Year Average	152,350	0	152,350	14,971,042	1.25%

____________

(1)      We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of shares of Common Stock outstanding. For purposes of this calculation, for each year, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of shares of our Common Stock issuable under such awards.

(2)      Reflects awards granted by SEE ID that were assumed by the Company and converted into awards with respect to shares of CID Holdco common stock in connection with the Business Combination.

We intend to utilize the Amended Plan as we have utilized the Current Plan: specifically, to grant equity awards to our employees, non-employee directors, consultants, and advisors in order to attract, incentivize, retain and reward those who are critical to our success. The Compensation Committee determined the requested number of shares for the Amended Plan based on our projections for new-hire equity awards, annual equity awards to our employees and non-employee directors, employee retention and promotion awards, as well as an assessment of the magnitude of the share reserve under the Amended Plan that our stockholders would likely find acceptable. If our stockholders approve the Incentive Plan Amendment, subject to adjustment in the event of stock splits and other similar events, awards may be made under the Amended Plan for up to 19,959,853 shares of Common Stock, which is the sum of: (i) 17,032,521 shares of Common Stock; and (ii) 2,927,332 shares of Common Stock that were added on January 1, 2026 pursuant to the terms of evergreen increase under the Current Plan. In addition, the Amended Plan includes an evergreen feature providing for an annual automatic increasing in the number of shares authorized for issuance thereunder by a number of shares equal to the lesser of (a) 10% of the number of shares outstanding on the conclusion of the immediately preceding fiscal year, or (b) such amount, if any, as the Board may determine, with the next increase scheduled for January 1, 2027. Subject to adjustment in the event of a stock split, stock dividend and other similar events, no more than 6,097,563 shares of Common Stock may be issued under incentive stock options pursuant to the Amended Plan. The Amended Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, as described below.

The following table includes information, as of March 6, 2026 regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of Common Stock may be issued. This includes shares subject to outstanding awards under the Current Plan and our 2021 Equity Incentive Plan (the “2021 Plan”), and up to 4,959,853 shares that remain available for the grant of new awards under the Current Plan as of March 6, 2026.

Number of outstanding stock options	1,861,806
Weighted average exercise price of outstanding stock options	$0.1095
Weighted average remaining contractual term of outstanding stock options (years)	5.66
Shares available for the grant of new awards under the Current Plan	4,959,853
New shares requested for approval pursuant to the Incentive Plan Amendment	15,000,000
Estimated total number of shares available for the grant of new awards under all equity-based compensation plans, assuming stockholder approval of the Incentive Plan Amendment	19,959,853
Number of shares of common stock outstanding	29,293,322

We expect that the proposed share pool under the Amended Plan will allow us to continue to grant equity awards at our historic rates for approximately one year, but the actual duration of the share pool may vary based on changes in participation, the Company’s stock price and market practice.

Reasons Why Stockholders Should Approve the 2026 Plan Amendment

Attracts, Incentivizes, Retains and Motivates Talent.    It is critical to our success that we attract, incentivize, retain and motivate the best talent in what is a tremendously competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees.

Aligns with Our Pay-for-Performance Compensation Philosophy.    We believe that equity-based compensation is inherently performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not receive any compensation in respect of stock options and would receive lower compensation than intended in respect of RSUs.

Aligns Employee and Director Interests with Stockholder Interests.    Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and non-employee directors with the interests of our stockholders. If the Incentive Plan Amendment is approved by our stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders.

Consistent with Stockholder Interests and Sound Corporate Governance.    As described more thoroughly below, the Amended Plan was purposefully designed to include features that are consistent with the interests of our stockholders and sound corporate governance practices.

Description of the Amended Plan

The following is a brief summary of the Amended Plan, a copy of which is attached as Appendix C to this Proxy Statement. Please note that the following summary describes the Amended Plan as it is proposed to be amended by the Incentive Plan Amendment, as opposed to the Current Plan. As noted above, the Incentive Plan Amendment amends the Current Plan solely to increase the number of shares available for the issuance of awards, and the number of shares that may be issued subject to incentive stock options.

Types of Awards; Shares Available for Awards; Share Counting Rules

The Amended Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), other stock-based awards, and cash awards as described below, which we refer to, collectively, as awards or Awards.

Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the Amended Plan for up to a number of shares of Common Stock equal to 19,959,853 shares of Common Stock, which is the sum of: (i) 17,032,521 shares of Common Stock; and (ii) 2,927,332 shares of Common Stock that were added on January 1, 2026 pursuant to the terms of evergreen increase under the Current Plan. In addition, the Amended Plan includes an evergreen feature providing for an annual automatic increasing in the number of shares authorized for issuance thereunder by a number of shares equal to the lesser of (a) 10% of the number of shares outstanding on the conclusion of the immediately preceding fiscal year, or (b) such amount, if any, as the Board may determine, with the next increase scheduled for January 1, 2027. Subject to adjustment in the event of a stock split, stock dividend and other similar events, no more than 6,097,563 shares of Common Stock may be issued under incentive stock options pursuant to the Amended Plan. Shares of Common Stock issued under the Amended Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The Amended Plan provides that the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed $1,000,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $2,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Moreover, fees paid by the Company on behalf of any non-employee director in connection with cash retainers converted into equity awards and any amounts paid to a non-employee director as reimbursement of an expense will not count against this limit.

Shares covered by awards under the Amended Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an award being settled in cash rather than stock) will again be available for the grant of awards under the Amended Plan (subject, in the case of incentive stock options, to any limitations under the Code). Upon payment in shares of stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Amended Plan shall be reduced by the net number of shares for which the SAR is exercised. If the exercise price of an option is paid by tender to the Company, or attestation to the ownership, of shares of stock owned by the participant, or by means of a net exercise, the number of shares available for issuance under the Amended Plan will be reduced only by the net number of shares for which the option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of options or SARs, and shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of awards will again become available for issuance under the Plan.

Descriptions of Awards

Stock Options.    A participant who is awarded a stock option receives the right to purchase a specified number of shares of Common Stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. A stock option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Stock options may not be granted at an exercise price that is less than 100% of the fair market value of our Common Stock on the date of grant. If our Board approves the grant of a stock option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our Common Stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the Amended Plan, stock options may not be granted for a term in excess of ten (10) years (and, under present law, five (5) years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

The Amended Plan permits participants to pay the exercise price of stock options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) if permitted by the Compensation Committee, by means of (1) a cashless exercise, (2) a stock tender exercise or (3) a net exercise; (iii) by such other consideration as may be approved by the Compensation Committee from time to time to the extent permitted by applicable law, or (iv) if permitted by the Compensation Committee, by any combination thereof. No stock options granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

During the lifetime of the participant, stock options are exercisable only by the participant or the participant’s guardian or legal representative. Participants are not permitted to subject their options to any anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Compensation Committee, in its sole discretion, may make an option assignable or transferable by setting forth the terms in the applicable award agreement evidencing such option.

Stock Appreciation Rights.    A participant who is awarded a SAR receives, upon exercise, a number of shares of our Common Stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our Common Stock over the measurement price. The Amended Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our Common Stock on the date the SAR is granted (provided, however, that if our Board approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the Amended Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

Unless the Compensation Committee provides otherwise, SARs are not subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

Limitation on Repricing of Stock Options or SARs.    Unless such action is approved by our stockholders or otherwise permitted under the terms of the Amended Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding stock option or SAR granted under the Amended Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding stock option or SAR, (ii) cancel any outstanding stock option or SAR (whether or not granted under the Amended Plan) and grant in substitution therefor new awards under the Amended Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled stock option or SAR, or (iii) cancel in exchange for a cash payment any outstanding stock option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock.

Restricted Stock Awards.    A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends. Rights to acquire shares of stock pursuant to a restricted stock award are not subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.

Restricted Stock Unit.    A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our Board. Our Board may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our Common Stock. Any such dividend equivalents may be settled in cash and/or shares of our Common Stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents. The right to receive shares pursuant to a RSU award are not subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

Other Stock-Based Awards.    Under the Amended Plan, our Board may grant other awards of shares of our Common Stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our Common Stock or other property, having such terms and conditions as our Board may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the Amended Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our Common Stock or in cash, as our Board may determine. The award agreement of another stock-based award may provide the participant who receives such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of our Common Stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. No interest will be paid on dividend equivalents. Prior to the payment or settlement of an other stock-based award, the award will not subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

Cash Awards.    Under the Amended Plan, our Board has the right to grant cash-based awards including awards subject to performance conditions. Prior to the payment or settlement of a cash-based award, the award will not subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

Performance Conditions.    The Compensation Committee may choose to grant awards based on certain performance measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, calculated in accordance with generally accepted accounting principles, or in accordance with a methodology established by the Compensation Committee prior to the grant of the award. Unless otherwise determined by the Compensation Committee prior to the grant of the award, the performance measures applicable to the award shall be calculated prior to the accrual of expense for any award for the same performance period and excluding the effect (whether positive or negative) on the performance measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Compensation Committee, occurring after the establishment of the measures applicable to the award. Such measures may be based upon one or more of the following, without limitation, as determined by the Compensation Committee: (i) revenue; (ii) sales; (iii) expenses; (iv) operating income; (v) gross margin; (vi) operating margin; (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (viii) pre-tax profit; (ix) net operating income; (x) net income; (xi) economic value added; (xii) free cash flow; (xiii) operating cash flow; (xiv) balance of cash, cash equivalents and marketable securities; (xv) stock price; (xvi) earnings per share; (xvii) return on stockholder equity; (xviii) return on capital; (xix) return on assets; (xx) return on investment; (xxi) total stockholder return; (xxii) employee satisfaction; (xxiii) employee retention; (xxiv) market share; (xxv) customer satisfaction; (xxvi) product development; (xxvii) research and development expenses; (xxviii) completion of an identified special project; (xxix) completion of a joint venture or other corporate transaction; and (xxx) personal performance objectives established for an individual participant or group of participants.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the Amended Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of March 23, 2026, approximately 63 persons were eligible to receive awards under the Amended Plan, including five executive officers (who are current employees), 19 employees (excluding executive officers), six non-employee directors and 33 consultants.

On March 23, 2026, the last reported sale price of our common stock on the Nasdaq Global Select Stock Market was $0.1879.

No Rights as a Stockholder

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an award granted under the Amended Plan until becoming a record holder of such shares, subject to the terms of an award agreement.

Clawback

In accepting an award under the Amended Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation our Dodd-Frank Compensation Recovery Policy.

Administration

The Amended Plan will be administered by the Compensation Committee. The Compensation Committee has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended Plan that it deems advisable and to construe and interpret the provisions of the Amended Plan and any award agreements entered into under the Amended Plan. The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or any award. All actions and decisions by the Compensation Committee with respect to the Amended Plan and any awards made under the Amended Plan will be made in the Compensation Committee’s discretion and will be final and binding on all persons having or claiming any interest in the Amended Plan or in any award. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Amended Plan, the Board shall exercise all of the powers with respect to the Amended Plan.

Except as otherwise provided in the Amended Plan, each award under the Amended Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our Compensation Committee need not treat participants uniformly. Our Compensation Committee will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.

Our Compensation Committee may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

Adjustments for Changes in Capital Structure.    In the event of any change in the stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than stock (excepting regular, periodic cash dividends) that has a material effect on the fair market value of shares of stock, we are required to make appropriate and proportionate adjustments to (i) the number and kind of shares subject to the Amended Plan, (ii) to any outstanding awards, (iii) the annual increase, (iv) the award limits, and (v) in the exercise or purchase price per share under any outstanding award in order to prevent dilution or enlargement of participants’ rights under the Plan.

Amendment of Awards.    Except as otherwise provided under the Amended Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, our Compensation Committee may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our Compensation Committee determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Amended Plan or the change is otherwise permitted under the terms of the Amended Plan in connection with certain corporate events.

Change in Control Events

The Amended Plan contains provisions addressing the consequences of any change in control event. Under the Amended Plan, a “Change in Control” generally occurs when (i) any person acquires beneficial ownership of more than 50% of the total combined voting power of the Company’s outstanding securities, (ii) the Company’s existing stockholders cease to retain, directly or indirectly, beneficial ownership of more than 50% of the combined voting power of the Company’s outstanding voting securities following a merger, consolidation, sale of all or substantially all of the Company’s assets, or a sale by stockholders of more than 50% of the Company’s voting securities, or (iii) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company, in each case subject to certain exceptions, including where the transaction results in a board of directors of the surviving entity comprised of a majority of incumbent directors.

In the event of a Change in Control, outstanding awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Compensation Committee may provide in an award agreement or otherwise for any one or more of the following:

Accelerated Vesting.    In its discretion, the Committee may provide in the grant of any award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the participant’s service prior to, upon, or following the Change in Control, and to such extent as the Compensation Committee determines.

Assumption, Continuation or Substitution.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. If so determined by the Compensation Committee in its discretion, an award denominated in shares of Common Stock shall be deemed assumed if, following the Change in Control, the award confers the right to receive, subject to the terms and conditions of the Amended Plan and the applicable award agreement, for each share of Common Stock subject to the award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Common Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Compensation Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the award, for each share of Common Stock subject to the award, to consist solely of common stock of the Acquiror equal in fair market value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

Cash-Out of Outstanding Stock-Based Awards.    The Compensation Committee may, in its discretion and without the consent of any participant, determine that, upon the occurrence of a Change in Control, each or any award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Compensation Committee) of Common Stock subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share of Common Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such award. In the event such determination is made by the Compensation Committee, an award having an exercise or purchase price per share equal to or greater than the fair market value of the consideration to be paid per share of Common Stock in the Change in Control may be canceled without notice or payment of consideration to the holder thereof.

Adjustments and Earnouts.    The Compensation Committee may, in its discretion, determine that an award shall or shall not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders of the Company’s Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code.

Provisions Applicable to Stock-Based Awards.    Under the Amended Plan, if a Change in Control occurs, our Compensation Committee may, in its discretion and without the discretion of any award participant, determine that, each or any award denominated in shares of stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of stock subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share of stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such award. In the event such determination is made by the Compensation Committee, an award having an exercise or purchase price per share equal to or greater than the fair market value of the consideration to be paid per share of stock in the Change in Control may be canceled without notice or payment of consideration to the holder thereof.

Provisions Applicable to Non-Employee Director Awards.    In the event of a Change in Control, each outstanding award granted to a non-employee director shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for or otherwise restricted by Section 409A, shall be settled effective immediately prior to the time of consummation of the Change in Control.

Withholding

The Company shall have the right to deduct from any and all payments made under the Amended Plan, or to require the participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by the

Company with respect to an award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of stock, to release shares of stock from an escrow established pursuant to an award agreement, or to make any payment in cash under the Amended Plan until the Company’s tax withholding obligations have been satisfied by the participant.

Amendment or Termination

The Compensation Committee may amend, suspend or terminate the Amended Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Common Stock that may be issued under the Amended Plan, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Amended Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Common Stock may then be listed or quoted. No amendment, suspension or termination of the Amended Plan shall affect any then outstanding award unless expressly provided by the Compensation Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Amended Plan may have a materially adverse effect on any then outstanding award without the consent of the participant. Notwithstanding any other provision of the Amended Plan or any award agreement to the contrary, the Compensation Committee may, in its sole and absolute discretion and without the consent of any participant, amend the Amended Plan or any award agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Amended Plan or such award agreement to any present or future law, regulation or rule applicable to the Amended Plan, including, but not limited to, Section 409A.

If stockholders do not approve the Incentive Plan Amendment, the Incentive Plan Amendment will not go into effect and we will not grant additional awards under the Current Plan in excess of the current share reserve. In this event, our Board will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options.    A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options.    A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights.    A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards.    A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units.    A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the shares of common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards.    The tax consequences associated with any other stock-based award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company.    There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

Awards Granted under the Current Plan

The following table sets forth information about equity-based awards granted under the Current Plan since adoption of the Current Plan through March 23, 2026 to the individuals and groups described in the below table.

Name and Position	Number of Shares of Common Stock Underlying Stock Options (#) Exercisable	Number of Shares of Common Stock Underlying Stock Options (#) Unexercisable	Option Exercise Price
Ed Nabrotzky, Chief Executive Officer	136,572	34,143	0.1758
Charles Maddox, Chief Financial Officer, Chief Operations Officer	136,572	34,143	0.1758
Vijayan Nambiar, Chief Technology Officer	1,396,205	—	0.0516
All current executive officers as a group	1,669,349	68,248	—
All current directors who are not executive officers as a group	—	—	—
All employees, including all current officers who are not executive officers, as a group	—	—	—

Equity Compensation Plan Information

Information as of March 23, 2026 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

Plan Category	(A) Number of Shares to be Issued Upon Exercise of Outstanding Options	(B) Weighted Average Exercise Price of Outstanding Options	(C) Number of Shares Remaining Available for Future Issuance under Equity Incentive Plans (Excluding Shares Reflected in Column A)
Equity Compensation Plans Approved by Stockholders	1,861,806	$0.1095	4,959,853
Equity Compensation Plans Not Approved by Stockholders	—	N/A	—
Total	1,861,806	$0.1095	4,959,853

Amended Plan Benefits Table

The following table includes additional information regarding the equity awards currently contemplated to be made under the Amended Plan:

Name and Position	Dollar Value	Number of Shares of Common Stock Underlying Stock Option Awards	Number of Shares of Common Stock Underlying RSU Awards
Ed Nabrotzky, Chief Executive Officer	$363,000	2,016,667	—
Charles Maddox, Chief Financial Officer, Chief Operations Officer	$264,000	1,466,667	—
Vijayan Nambiar, Chief Technology Officer	$217,800	1,210,000	—
All current executive officers as a group	$1,205,820	6,699,000	—
All current directors who are not executive officers as a group	$395,000	2,194,444	—
All employees, including all current officers who are not executive officers, as a group	—	—	—

Vote Required

The affirmative vote of the holders of at least the majority of the shares of stock present or represented (virtually or by proxy) at the Annual Meeting is necessary to approve the amendment to the Incentive Stock Incentive Plan. Abstentions shall have the effect of a vote “AGAINST” the proposal and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE INCENTIVE STOCK INCENTIVE PLAN.

CERTAIN BENEFICIAL OWNERSHIP MATTERS

Security Ownership of Principal Stockholders

The following table sets forth information with respect to the beneficial ownership of our capital stock as of the Record Date for the Annual Meeting, by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•        each of our named executive officers;

•        each of our directors; and

•        all of our executive officers and directors as a group.

The percentage of shares beneficially owned shown in the table is based on 29,293,322 shares of Common Stock outstanding as of March 23, 2026, each share of which is entitled to one vote at the Annual Meeting. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act.

Name of Beneficial Owner(1)	Common Stock Beneficially Owned
	Number	Percent
Directors and Named Executive Officers:
Edmund Nabrotzky	3,571,614	12.2%
Charles Maddox	2,052,788	7.0%
Vijayan Nambiar	—	—
Janice Bryant Howroyd(2)	32,983	*
Walter Skowronski	—	—
David Carlson	—	—
Jeff Saling	—	—
Phyllis Newhouse(3)	2,574,494	8.8%
All current executive officers and directors as a group (8 individuals)	8,231,879	28.0%
Five Percent Holders
William Tremaine Reny	2,470,060	8.4%
Jeffery Andersen	1,524,924	5.5%
ShoulderUp 2021 Trust(4)	1,551,180	5.3%

____________

*        Represents less than one percent of the outstanding Common Stock.

(1)      Unless otherwise noted, the business address of each of those listed in the table above is 5661 S Cameron St, Suite 100, Las Vegas, NV 89118.

(2)      Represents shares directly held by ASK, LLC. Janice Howroyd is the sole member of ASK, LLC and has voting and investment control of the shares held by ASK, LLC.

(3)      Represents (i) 1,023,314 shares directly held by Phyllis Newhouse; and (ii) 1,551,180 shares directly held by ShoulderUp 2021 Trust. Ms. Newhouse is the trustee of ShoulderUp 2021 Trust and may be deemed to share voting and investment power over the shares held by ShoulderUp 2021 Trust.

(4)      Represents shares directly held by ShoulderUp 2021 Trust. The address of the principal business office of ShoulderUp 2021 Trust is 2291 Loring Oak PL NW Marietta, GA 30064.

EXECUTIVE OFFICERS

The biographical information for each of our executive officers, including our named executive officers, as of the date of this Proxy Statement is set forth below, except Mr. Nabrotzky, our CEO. Mr. Nabrotzky also serves as a director on our Board and his biographical information is set forth above in the section titled “Proposal 1 — Election of Directors.”

Name	Age	Position
Charles Maddox	44	Chief Financial Officer/Chief Operations Officer
Vijayan Nambiar	48	Chief Technology Officer
Delores Rochester	51	Chief Revenue Officer
Ansgar Thiede	43	Chief Strategy Officer

Charles Maddox has served as the Company’s Chief Operating and Chief Financial Officer since April 2024. He previously was the Company’s Chief Operating Officer since the Company’s formation in 2020 to April 2024. Mr. Maddox is a co-founder of the Company. Since co-founding the Company, Mr. Maddox has been responsible for key aspects of the Company’s operations, finance, capital formation, and growth strategy including operational execution, manufacturing strategy, supply chain development, and other strategic initiatives. Since inception, Mr. Maddox has played a significant role in the Company’s financing activities, including helping raise more than $8 million in seed capital for the Company. Prior to co-founding the Company, Mr. Maddox was the co-founder and Chief Executive Officer of Laudan LLC, a logistics company which he sold in a private transaction. Mr. Maddox has also co-founded other businesses in the construction and information technology sectors. Before his business career, Mr. Maddox served in the United States Air Force, where he was a combat veteran, instructor pilot and operations leader. During his military service, he deployed five times in support of Operation Iraqi Freedom and Operation Enduring Freedom and served in leadership roles involving training, flight operations and worldwide mission execution. Among other responsibilities, he managed continuous global operations involving 51 aircraft representing approximately $11.12 billion in assets and directed more than 1,100 international missions. Mr. Maddox holds an MBA from Worcester Polytechnic Institute and a B.S. in Computer Science from Florida State University.

Vijayan Nambiar has served as Chief Technology Officer of CID Holdco since May 2022. Prior to joining the Company, Mr. Nambiar was a Senior Engineering Manager with Verizon since 2018. Mr. Nambiar brings over 24 years of experience in leading product development from conception to field rollout for a variety of next-gen embedded real-time hardware & cloud solutions. Mr. Nambiar holds a Masters in Computer Science and an MBA, showcasing a solid educational foundation in both technical and business domains. As a former Senior Manager of Strategy at Verizon, Mr. Nambiar managed the 5G device ecosystem and the Fios Wi-Fi router teams. During his tenure at Verizon, Mr. Nambiar successfully shipped over 5 million devices and generated more than $1.5 billion in revenue, underscoring his ability to drive substantial business growth and innovation. Mr. Nambiar’s entrepreneurial spirit is evidenced by his involvement in three startups as part of the founding engineering team. Notably, his work at SimpliVity culminated in a significant achievement when the company was acquired by HP for $650 million. Mr. Nambiar’s deep understanding of the startup environment and strategic execution has been pivotal in driving technological advancements and successful exits.

Delores Rochester has served as the Company’s Chief Revenue Officer since January 2026. Prior to joining the Company, Ms. Rochester worked for Oracle’s Enterprise Software business for the comm/IT, media, retail, and services and hospitality verticals. She has over 25 years of experience building and leading high-performance teams in sales, sales management, business development, financing, finance, and operations. Before joining Oracle, Rochester had a 17-year tenure with IBM. While at IBM, she received 3 U.S. and 5 IBM patents and was published in the Advanced Semiconductor Manufacturing Counsel Journal. Her blend of technical fluency, commercial acumen, and executive level selling has earned repeated top honors, including multiple 100% Club awards and recognition among the top global 1% of sellers. Del holds a B.S. in Chemical Engineering from Brown University, a Master’s in Materials Science from RPI, and an MBA in Finance and Entrepreneurship from The University of Chicago Booth School of Business. She is also a certified sales executive through Harvard Business School and a graduate of Oracle’s Accelerated Executive Institute.

Ansgar Thiede has served as the Company’s Chief Strategy Officer since January 2026. Dr. Thiede brings more than a decade of experience building and scaling AI-driven, SaaS-based platforms in complex enterprise environments. He has held senior product and engineering leadership roles at Infios and Blue Yonder, where he led global teams across data science, software engineering, platform operations, and customer enablement. His background spans AI strategy, cloud-native product development, and operational excellence.

EXECUTIVE COMPENSATION

As an emerging growth company, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act of 1933, as amended, which require compensation disclosure for our principal executive officer and our next two most highly compensated executive officers (other than our principal executive officer (collectively, the “Named Executive Officers” or “NEOs”)). Also, as an emerging growth company, we are not required to include, and have not included, certain of the other compensation tables required by Item 402 of Regulation S-K in this Proxy Statement.

The following executives are our Named Executive Officers:

•        Ed Nabrotzky, Chief Executive Officer;

•        Charles Maddox, Chief Financial Officer/Chief Operations Officer; and

•        Vijayan Nambiar, Chief Technology Officer.

Summary Compensation Table

The following table sets forth information regarding the compensation of our NEOs for the years ended December 31, 2025 and 2024.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Bonus ($)	All Other Compensation ($)		Total ($)
Ed Nabrotzky	2025	285,384	—	—	—	357,500	(1)	642,884
Chief Executive Officer	2024	230,000	—	—	—	5,821		235,821
Charles Maddox	2025	263,958	—	—	600	250,000	(2)	514,821
Chief Financial Officer/ Chief Operations Officer	2024	230,000	—	—	—	—		230,000
Vijayan Nambiar	2025	276,154	—	—	—	200,000	(2)	476,154
Chief Technology Officer	2024	230,000	—	—	—	—		230,000

____________

(1)      Amounts include $320,000 transaction bonus paid in connection with the closing of the Business Combination, and $37,500 in fees for service as a member of the Board.

(2)      Amounts include transaction bonuses paid in connection with the Business Combination.

Narrative Disclosure to the Summary Compensation Table

Executive Employment Agreements

We have entered into employment agreements with each of our NEOs, each of which provides for at-will employment and provides for no specified term of employment. Set forth below is a description of the employment agreements with the NEOs during 2025. Each employment agreement does not have a specific term and provides that the applicable named executive officer is an at-will employee.

Edmund Nabrotzky

Agreement between Edmund Nabrotzky and SEE ID

At the time of the Business Combination, Mr. Nabrotzky was employed by SEE ID for the position of CEO, and his duties were those normally associated with his position and such duties as were assigned to him from time to time, subject to the oversight and direction of the Board of Directors of SEE ID or its designee. Mr. Nabrotzky’s annual base salary at the time of the Business Combination was $230,000 and he was entitled to receive a cash bonus from SEE ID as incentive for key performance milestones, to be paid in amounts and at such times as are reasonably determined by the Board of Directors of SEE ID.

Agreement between Edmund Nabrotzky and SEE ID Holding Corp

SEE ID Holding Corp, a wholly-owned subsidiary of CID Holdco, entered into an employment agreement with Mr. Nabrotzky, dated September 5, 2025, for the position of CEO and President, which superseded the agreement with SEE ID. Pursuant to Mr. Nabrotzky’s employment agreement, he is entitled to a base salary of $350,000 (as may be adjusted by the company in its sole discretion, provided that any decrease will require Mr. Nabrotzky’s prior written consent), additional cash incentive bonuses of up to $50,000 per calendar year, payable quarterly in $10,000 installments except for the fourth quarter which target amount is $20,000, based on achievement of performance metrics determined by the Board of Directors. The employment agreement provides that Mr. Nabrotzky is eligible to receive a stock option award with a grant date value of $550,000. The stock options will vest as to 25% of the shares on each of the first, second, third and fourth anniversaries of the grant date. If Mr. Nabrotzky’s employment is terminated by the company without “Cause” or if Mr. Nabrotzky resigns for “Good Reason,” as such terms are defined in the employment agreement, and he executes a binding waiver and release of claims, then he is entitled to the following severance benefits: (i) twelve months of continued base salary, (ii) a one-time termination bonus equivalent to 100% of the quarterly bonuses Mr. Nabrotzky may earn during a calendar year ($50,000), (iii) accelerated vesting of any unvested stock options or other equity incentive awards held by Mr. Nabrotzky at the time of termination, and (iv) payment by the company for COBRA coverage for six months following termination of employment. For purposes of this severance benefit, “Good Reason” generally is defined to include a material reduction in Mr. Nabrotzky’s base salary or target bonus opportunity, a material diminution of Mr. Nabrotzky’s title, role, duties or responsibilities, or the company’s material breach of his employment agreement. Under the terms of Mr. Nabrotzky’s employment agreement, he is subject to restrictive covenants regarding non-competition and non-solicitation of employees while employed by us and for one year following his termination of employment.

Charles Maddox

Agreement between Charles Maddox and SEE ID

At the time of the Business Combination, Mr. Maddox was employed by SEE ID for the positions of Chief Operating Officer and Chief Financial Officer, and his duties were those normally associated with his position and such duties as are assigned to him from time to time, subject to the oversight and direction of the CEO or his designee. Mr. Maddox’s annual base salary at the time of the Business Combination was $230,000 and he was eligible to receive an annual cash bonus from SEE ID’s net income, to be paid in amounts and at such times as are reasonably determined by the Board of Directors of SEE ID.

Agreement between Charles Maddox and SEE ID Holding Corp

SEE ID Holding Corp, a wholly-owned subsidiary of CID Holdco, entered into an employment agreement with Mr. Maddox, dated September 5, 2025, for the positions of Chief Operating Officer and Chief Financial Officer, which superseded the agreement with SEE ID. Pursuant to Mr. Maddox’s employment agreement, he is entitled to a base salary of $300,000 (as may be adjusted by the company in its sole discretion, provided that any decrease will require Mr. Maddox’s prior written consent), additional cash incentive bonuses of up to $50,000 per calendar year, payable quarterly in $10,000 installments except for the fourth quarter which target amount is $20,000, based on achievement of performance metrics determined by the Board. The employment agreement provides that Mr. Maddox is eligible to receive a stock option award with a grant date value of $400,000. The stock options will vest as to 25% of the shares on each of the first, second, third and fourth anniversaries of the grant date. If Mr. Maddox’s employment is terminated by the company without Cause or if Mr. Maddox resigns for Good Reason, as such terms are defined in the employment agreement, and he executes a binding waiver and release of claims, then he is entitled to the following severance benefits: (i) twelve months of continued base salary, (ii) accelerated vesting of any unvested stock options or other equity incentive awards held by Mr. Maddox at the time of termination, and (iii) payment by the company for COBRA coverage for six months following termination of employment. For purposes of this severance benefit, “Good Reason” generally is defined to include a material reduction in Mr. Maddox’s base salary or target bonus opportunity, a material diminution of Mr. Maddox’s title, role, duties or responsibilities, or the company’s material breach of his employment agreement. Under the terms of Mr. Maddox’s employment agreement, he is subject to restrictive covenants regarding non-competition and non-solicitation of employees while employed by us and for one year following his termination of employment.

Vijayan Nambiar

Agreement between Vijayan Nambiar and SEE ID

At the time of the Business Combination, Mr. Nambiar was employed by SEE ID for the position of Chief Technology Officer, and his duties were those normally associated with his position and such duties as are assigned to him from time to time, subject to the oversight and direction of the CEO or his designee. Mr. Nambiar’s annual base salary as of the Business Combination was $230,000.

Agreement between Vijayan Nambiar and SEE ID Holding Corp

SEE ID Holding Corp, a wholly-owned subsidiary of CID Holdco, entered into an employment agreement with Mr. Nambiar, dated September 5, 2025, for the positions of Chief Technology Officer, which superseded the agreement with SEE ID. Pursuant to Mr. Nambiar’s employment agreement, he is entitled to a base salary of $330,000 (as may be adjusted by the company in its sole discretion, provided that any decrease will require Mr. Nambiar’s prior written consent), additional cash incentive bonuses of up to $50,000 per calendar year, payable quarterly in $10,000 installments except for the fourth quarter which target amount is $20,000, based on achievement of performance metrics determined by the Board. The employment agreement provides that Mr. Nambiar is eligible to receive a stock option award with a grant date value of $330,000. The stock options will vest as to 25% of the shares on each of the first, second, third and fourth anniversaries of the grant date. If Mr. Nambiar’s employment is terminated by the company without Cause or if Mr. Nambiar resigns for Good Reason, as such terms are defined in the employment agreement, and he executes a binding waiver and release of claims, then he is entitled to the following severance benefits: (i) twelve months of continued base salary, (ii) accelerated vesting of any unvested stock options or other equity incentive awards held by Mr. Nambiar at the time of termination, and (iii) payment by the company for COBRA coverage for six months following termination of employment. For purposes of this severance benefit, “Good Reason” generally is defined to include a material reduction in Mr. Nambiar’s base salary or target bonus opportunity, a material diminution of Mr. Nambiar’s title, role, duties or responsibilities, or the company’s material breach of his employment agreement. Under the terms of Mr. Nambiar’s employment agreement, he is subject to restrictive covenants regarding non-competition and non-solicitation of employees while employed by us and for one year following his termination of employment.

Annual Base Salaries

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, we seek to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. Our Compensation Committee reviews the base salaries of our named executive officers each year (or otherwise at the time of a new hire or promotion). Effective as of July 15, 2025, Mr. Nabrotzky’s base salary was increased to $350,000, Mr. Maddox’s base salary was increased to $300,000 and Mr. Nambiar’s base salary was increased to $330,000.

Incentive Bonus Compensation

Each Named Executive Officer was eligible to receive a target annual incentive bonus during 2025 at the discretion of the Board. Pursuant to their individual employment agreements, effective as of September 5, 2025, each of our NEOs is eligible to earn annual incentive bonus compensation of $50,000 per year, payable $10,000 for the first through third calendar quarters and $20,000 for the fourth calendar quarter, based upon achievement of certain performance metrics determined by the Board. No incentive compensation was paid to our NEOs during 2025 other than a $600 incentive bonus paid to Mr. Maddox, which was made to maintain consistency with our Puerto Rico employees’ statutory Christmas bonus requirements.

Business Combination Change of Control Payments

In recognition of their efforts on the Business Combination, the Board approved the following change in control transaction bonuses, which paid to our NEOs during 2025, subject to the closing of the Business Combination. The actual cash bonuses awarded to the NEOs in respect of 2025 are set forth in the “All Other Compensation” column of the Summary Compensation Table above.

•        Edmund Nabrotzky (Chief Executive Officer): $320,000

•        Charles Maddox (Chief Financial Officer/Chief Operations Officer): $250,000

•        Vijayan Nambiar (Chief Technology Officer): $200,000

Equity Incentive Awards

SEE ID previously granted stock options to our NEOs, all of which are currently vested and were assumed by us and converted into options to purchase common shares of CID Holdco, Inc. in connection with the Business Combination. We maintain the Equity Incentive Plan to provide long-term incentive awards in order to retain talented members of our team, and to motivate eligible executives to achieve long-term financial and strategic objectives. The Equity Incentive Plan is an omnibus plan that permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. The Board or its Compensation Committee did not grant any awards under the Equity Incentive Plan during 2025. However, pursuant to their respective employment agreements, Mr. Nabrotzky is eligible to receive a stock option award with a grant date value of $550,000, Mr. Maddox is eligible to receive a stock option award with a grant date value of $400,000 and Mr. Nambiar is eligible to receive a stock option award with a grant date value of $330,000. These options will vest in four equal annual installments on the anniversaries of the grant dates, and the number of shares subject to the option will be determined by dividing the dollar amount of the grant by the fair value of a share of our common stock on the date of grant.

Other Compensation

Retirement

We currently do not maintain a 401(k) or any other retirement savings plan for our employees.

Employee Benefits and Perquisites

All of our full-time employees, including the NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, flexible spending accounts, long-term disability insurance and life insurance. We do not provide any perquisites to the NEOs.

Policies and Practices Related to the Grant of Certain Equity Awards

We grant equity awards to our executives, including stock options, as part of their total compensation. In 2025, we did not grant stock options on any date that, in relation to our disclosure of material nonpublic information, would require us to provide the tabular disclosures of Item 402(x)(2) of Regulation S-K. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by us. In the event that we decide to grant new awards of such options, the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing. Our insider trading policy also provides guidelines around the repurchases of our securities, which are generally only made pursuant to a Rule 10b5-1 trading plan established when we are not in possession of material nonpublic information.

Outstanding Equity Awards at December 31, 2025

The following table sets forth information regarding outstanding option awards held by the Company’s named executive officers as of December 31, 2025.

Name and Position	Grant Date	Number of Shares of Common Stock Underlying Stock Options (#) Exercisable		Number of Shares of Common Stock Underlying Stock Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date
Ed Nabrotzky	09/01/2021	136,572	(1)(2)	34,143	0.1758	09/01/2031
Charles Maddox	09/01/2021	136,572	(1)(2)	34,143	0.1758	09/01/2031
Vijayan Nambiar	05/07/2022	518,242	(1)	—	0.0516	05/07/2032
Vijayan Nambiar	05/07/2022	518,242	(1)	—	0.0516	05/07/2032
Vijayan Nambiar	11/21/2023	359,721	(1)	—	0.0516	11/21/2033

____________

(1)      The options were originally granted by SEE ID, Inc. pursuant to the SEE ID, Inc. 2021 Equity Incentive Plan. The options were assumed and converted into options to purchase shares of common stock of CID Holdco, with the number of shares subject to the options and exercise price adjusted based on the conversion ratio applicable to the conversion of common stock of SEE ID, Inc. in shares of common stock of CID Holdco in connection with the Business Combination.

(2)      20% of the shares subject to the option vest on each of the five anniversaries of the grant date.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined under the JOBS Act. As an emerging growth company, we are exempt from certain disclosure requirements related to executive compensation, including the requirement to hold advisory votes on the executive pay of our NEOs, as well as the requirement to disclose the ratio of the CEO’s annual total compensation to the median annual total compensation of our employee who is paid at the median of our employee group.

TRANSACTIONS WITH RELATED PERSONS

Related Party Policy

The audit committee of our Board has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

Warrant Agreement

Simultaneously with the closing of the Business Combination, Continental, as the transfer agent, SUAC and the Company entered into the Warrant Assumption and Assignment Agreement (the “Warrant Assumption Agreement”), pursuant to which, among other things, SUAC assigned to the Company all of SUAC’s right, title and interest in and to, and the Company assumed all of SUAC’s liabilities and obligations under the certain Warrant Agreement, dated as of November 16, 2021, between SUAC and Continental (the “Existing Warrant Agreement”). As a result, each Warrant automatically ceased to represent a right to acquire SUAC Class A Common Stock and instead represents a right to acquire shares of the Company’s Common Stock pursuant to the terms and conditions of the Existing Warrant Agreement (as amended by the Warrant Assumption Agreement).

Other Related Party Transactions

The Company had entered into SAFE agreements with Charles Maddox, the Chief Financial Officer and a stockholder, for proceeds totaling $28,833. On June 18, 2025, in connection with the Business Combination, these SAFE agreements converted into 2,156 Common Stock of the Company.

In August 2024, the Company entered into a $1,500,000 purchase order with Pope Technologies LLC for certain products, hardware, installation, programming, subscription, and training services. As of December 31, 2024, $750,000 had been received and recorded as deferred revenue in the accompanying consolidated balance sheets. During the year ended December 31, 2025 the Company delivered the products and recognized $750,000 revenue from the deferred revenue balance. Pope Technologies LLC is owned by a director of the Company.

Effective January 1, 2022, the Company entered into a customer agreement with PRB Transportation, LLC, a related party owned in part by Charles Maddox, the Company’s Chief Financial Officer and a stockholder, and Jeff Andersen, a stockholder. Revenues recognized from this agreement totaled $26,302 and $15,457 for the years ended December 31, 2025 and 2024, respectively. As of December 31, 2025 and 2024, amounts outstanding under this agreement were $2,928 and $1,164 respectively, and are included in “Accounts receivable” on the accompanying consolidated balance sheets.

Beginning on August 1, 2024, the Company began subleasing an office/warehouse space in Las Vegas, Nevada from Pope Technologies LLC. The term of this sublease is for one year and the rent is $1,280 per month. Pope Technologies LLC is owned by a director of the Company. The rent expense was $23,850 and $6,400 for the years ended December 31, 2025 and 2024, respectively. In September 2025, the Company paid a one-time fee of $13,610 to terminate the lease. The lease was terminated as of September 30, 2025.

Beginning on March 1, 2024, the Company began subleasing an office space in Campo Alegre Manati, Puerto Rico from Enzymatic Holdings Corp. The term of this sublease was for one year and the rent was $1,167 per month, plus a one-third share of the cost of utilities. Enzymatic Holdings Corp., LLC is owned, in part, by certain stockholders of the Company. This lease terminated on February 28, 2025, and was not renewed. The rent expense was $2,334 for the years ended December 31, 2025.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of our Common Stock to file with the SEC reports of their ownership of our Common Stock and any changes in that ownership. To our knowledge, all of these filing requirements were timely satisfied in Fiscal Year 2025. In making this statement, we have relied upon the written representations of our directors and executive officers and copies of reports that have been filed with the SEC.

OTHER INFORMATION

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy vote instruction form, will vote as they deem in the best interests of the Company.

Websites

Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access this Proxy Statement, our Annual Report on Form 10-K, on our website at https://ir.daic.ai/, or a copy of our Annual Report, is available without charge upon written request to our Corporate Secretary at 2 Shaker Road Suite E213, Shirley, MA 01464.

****

By order of the Board,
/s/ Jeff Saling
Jeff Saling
Chairman of the Board
April 17, 2026

Appendix A

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CID HOLDCO, INC.

CID Holdco, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:    The name of the corporation is CID Holdco, Inc.

SECOND:    This Certificate of Amendment (“Certificate of Amendment”) amends the provisions of the Company’s Amended and Restated Certificate of Incorporation, as filed of record with the Delaware Secretary of State on June 18, 2025 (the “Certificate of Incorporation”).

THIRD:    The Certificate of Incorporation is hereby amended by revising Section 4.1 of Article IV to include a new paragraph (a) as follows:

(a)     Reverse Stock Split.    Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”), each share of Common Stock, either issued or outstanding or held by the Company as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [•] shares of Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock of the Company (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the fair value per share of the Common Stock immediately prior to the Effective Time as determined by the Board of Directors.”

FOURTH:    The Certificate of Amendment was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and by the Company’s stockholders in accordance with Section 212 of the DGCL.

FIFTH:    All other provisions of the Certificate of Incorporation shall remain in full force and effect

CID Holdco, Inc. has caused this Certificate of Amendment to be duly executed and acknowledged in its name and on its behalf by the undersigned officer, thereunto duly authorized, as of the date first set forth above.

CID HOLDCO, INC.
By:
Name:	Edmund Nabrotzky
Title:	Chief Executive Officer

A-1

Appendix B

Certificate of Designation
of
Series [A] Convertible Preferred Stock
of
CID HoldCo, Inc.

(pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

CID HoldCo, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151 thereof, hereby certifies that the Board of Directors of the Corporation (the “Board”), in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation and applicable law duly adopted resolutions creating a series of shares of Preferred Stock of the Corporation with the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the shares of such series, as follows:

Section 1. Designation and Number.

There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a series of Preferred Stock designated as the “Series [A] Convertible Preferred Stock,” par value $0.0001 per share (the “Preferred Stock”), and the authorized number of shares constituting such series shall be [•]. Each share of Preferred Stock shall have a stated value equal to $[•] per share, subject to increase set forth in Section 3 below (the “Stated Value”).

Section 2. Ranking.

Each share of Preferred Stock shall rank equally in all respects and shall be subject to the provisions herein. The Preferred Stock shall, with respect to payment of dividends and rights (including as to the distribution of assets) upon Liquidation, rank senior and prior to the Corporation’s Junior Stock. The Preferred Stock shall rank junior to all of the Corporation’s existing and future indebtedness and other liabilities, except to the extent otherwise provided herein.

Section 3. Dividends.

(a) Holders shall be entitled to receive, and the Corporation shall pay, dividends on each share of Preferred Stock only when, as and if declared by the Board out of funds legally available therefor. Dividends, if so declared, shall be payable in cash, or at the Corporation’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Preferred Stock (“Dividend Shares”) or a combination thereof, on such dates as the Board may determine (each such date, a “Dividend Payment Date”). For purposes hereof, each Dividend Share shall be deemed to have a value of $[•] per share. The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 8. No dividends shall accrue or cumulate on the Preferred Stock, and no right to dividends shall exist unless and until declared by the Board.

(b) Upon conversion of any Preferred Stock, no further dividends shall be declared or paid with respect to the shares of Preferred Stock so converted, provided that the Corporation actually delivers the Conversion Shares within the time period required by Section 7(b)(i) herein. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Preferred Stock held by each Holder on such Dividend Payment Date.

(c) So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon, nor shall any distribution be made in respect of, any Junior Stock, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Stock, unless all declared and unpaid dividends on the Preferred Stock have been paid in full.

Section 4. Liquidation Preference.

(a) In the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (a “Liquidation”), after payment or provision for payment of the debts and other liabilities of the Corporation, the Holders shall be entitled to receive, with respect to each share of Preferred Stock held before any payment shall be made or any assets distributed to the holders of any Junior Stock, $[•] per share of Preferred Stock plus all declared and unpaid dividends on each share of Preferred Stock through the date of Liquidation (collectively, the “Liquidation Preference”) and second, after the full Liquidation Preference has been paid or set aside the remaining amount shall be distributed pro rata and on a pari passu basis to holders of Common Stock and the Holders as if each such share of Preferred Stock had been converted into Common Stock in accordance with the terms hereof immediately prior to such Liquidation.

(b) If in any Liquidation the assets available for payment of the Liquidation Preference are insufficient to permit the payment of the full preferential amounts described in Section 4(a) to the holders of the Preferred Stock then all the remaining available assets shall be distributed pro rata among the holders of the then outstanding Preferred Stock in accordance with the respective aggregate Liquidation Preferences.

(c) Neither the consolidation or merger of the Corporation into or with another entity nor the dissolution, liquidation, winding up or reorganization of the Corporation immediately followed by the incorporation of another corporation to which such assets are distributed or transferred, nor the sale, lease, transfer or conveyance of all or substantially all of the assets of the Corporation to another entity shall be deemed a Liquidation; provided that, in each case, effective provision is made in the certificate of incorporation of the resulting or surviving entity or otherwise for the preservation and protection of the rights of the Holders on substantially identical terms.

Section 5. Voting Rights.

(a) In General. Except to the extent otherwise required by applicable Law or expressly set forth in this Section 5, the Holders will vote together with the Common Stock and not as a separate class, except as required by law, on any matters on which any of the holders of Common Stock are entitled to vote.

(b) Authorization of Senior Preferred Shares. Notwithstanding Section 5(a) and for so long as any shares of Preferred Stock remain issued and outstanding, without the affirmative vote of the Holders of a majority of the outstanding voting power of the Preferred Stock, voting together as a single class separate from all other classes or series of capital stock of the Corporation, the Corporation shall not and shall not permit any Subsidiary to authorize or issue Senior Preferred Shares.

(c) Amendment or Alteration of Terms of Preferred Stock Notwithstanding Section 5(a), the affirmative vote of the Holders of a majority of the voting power of the Preferred Stock, voting together as a single class separate from all other classes or series of capital stock of the Corporation, shall be required for the approval of any amendment, alteration or repeal of any provision of this Certificate of Designations (including by merger, operation of Law or otherwise) which adversely affects the rights, preferences, privileges or voting powers of the Preferred Stock; provided, however, that nothing herein contained shall require such vote or approval (i) in connection with any increase in the total number of authorized shares under the Certificate of Incorporation or any authorization, designation or increase of any class or series of shares under the Certificate of Incorporation or (ii) in connection with any consolidation, merger, combination or similar transaction in which the Corporation is the surviving entity which does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock.

(d) One Vote Per Share. On any matter on which Holders are entitled to vote pursuant to this Section 5, each Holder will have one (1) vote per share.

Section 6. [Reserved].

Section 7. Conversion.

(a) Each share of Preferred Stock shall be convertible, in whole or in part, at any time and from time to time from and after the Funding Date, at the option of the Holder thereof, at a rate equal to the quotient of (i) $[•], divided by (ii) the volume weighted average price for the 20 trading days during the 30-day period immediately prior to such conversion, provided that in no event shall the denominator be less than $[•] per share (the “Conversion Rate”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by e-mail such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date such Notice of Conversion to the Corporation is deemed delivered hereunder. Upon delivery of the Notice of Conversion by a Holder, such Holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares with respect to which the Preferred Stock has been converted, irrespective of date of delivery of such Conversion Shares. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued. In addition, all of the outstanding shares of Preferred Stock shall mandatorily and automatically convert into shares of Common Stock in accordance with this Section 7 upon the affirmative vote of a majority of the issued and outstanding shares of Preferred Stock.

(b) Mechanics of Conversion.

(i) Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock and (B) at the option of the holder (i) the number of Dividend Shares or (ii) cash, in each case, in the amount of declared and unpaid dividends on the shares of Preferred Stock subject to conversion. The Corporation shall deliver the Conversion Shares electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion, but in no event earlier than one (1) Trading Day after each Conversion Date. To the extent that the Conversion Shares are subject to an effective registration covering the issuance of such Conversion Shares to, or resale of such Conversion Shares by, the Holder, then such Conversion Shares shall be issued free and clear of any restrictive legends.

(ii) If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

(iii) The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder.

(iv) The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as provided herein, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

(v) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Rate or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

(vi) The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Corporation (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

(c) If, at any time while the Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions is a party to any merger or consolidation of the Corporation, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions other than in the ordinary course of business, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange, in each case pursuant to which the Common Stock is converted into, exchanged for or represents solely the right to receive, other securities, cash or property, or any combination thereof (such other securities, cash or property, or combination thereof, the “Reference Property,” and the amount and kind of Reference Property that a holder of one share of Common Stock would be entitled to receive on account of such transaction, a “Reference Property Unit”) (each such transaction, a “Fundamental Transaction”), then, notwithstanding anything to the contrary herein, (I) at the effective time of such Fundamental Transaction, the Conversion Shares due upon conversion of any Preferred Stock shall be determined in the same manner as if each reference to any number of shares of Common Stock in this Certificate of Designation were instead a reference to the same number of Reference Property Units and (II) if such Reference Property Unit consists of any security of a Person other than the Corporation, then such Person (and, as a condition to the Corporation effecting such Fundamental Transaction, the Corporation shall ensure that such Person) shall execute such instruments as shall be necessary to give effect to this Section 7(c). If holders of Common Stock are given any choice as to the securities, cash or property to be received in such Fundamental Transaction, then each Holder shall be given the same choice as to the Reference Property Unit it receives upon any conversion of the Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Reference Property Units. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(c) pursuant to written agreements in form and substance reasonably satisfactory to the Holders and approved by the Holders (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holders, deliver to the Holder in exchange for the Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Stock which is convertible in accordance with this Section 7(c), and which is reasonably satisfactory in form and substance to the Holders. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and, except in the case of a lease, be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

Section 8. Adjustments; Rights of Holders Upon Certain Dividends, Distributions or Fundamental Transactions.

(a) If the Corporation, at any time while any Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares or (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Rate shall be adjusted to equal an amount equal to such Conversion Rate immediately before such adjustment multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before giving effect to such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after giving effect to such event as applicable.

(b) In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then, without duplication of any dividends to be due on Preferred Stock pursuant to Section 3(a), each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof) on the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(c) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(d) Notice to Holders.

(i) Whenever the Conversion Rate is adjusted pursuant to any provision of this Section 8, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

Section 9. Repurchased or Reacquired Shares.

Shares of Preferred Stock that have been repurchased or reacquired by the Corporation shall be restored to the status of authorized, unissued and undesignated shares that shall be available for future issuance.

Section 10. Record Holders.

To the fullest extent permitted by applicable Law, the Corporation and the Corporation’s transfer agent for the Preferred Stock may deem and treat the Holder of any share of Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 11. Notices.

Except as otherwise expressly provided hereunder, all notices and other communications referred to herein shall be in writing and delivered personally or sent by e-mail or by reputable overnight courier service, charges prepaid:

(a) If to the Corporation as follows, or as otherwise specified in a written notice given to each of the Holders in accordance with this Section 11:

CID HoldCo, Inc.

[•]

[•]

Attention: [•]

E-mail: [•]

(b) If to any Holder, by e-mail if such Holder has provided an e-mail address to the Corporation or its transfer agent for purposes of notification, or, if no such e-mail address is available, to such Holder’s address as it appears in the stock records of the Corporation or as otherwise specified in a written notice given by such Holder to the Corporation or, at the Corporation’s option with respect to any notice from the Corporation to a Holder, in accordance with customary practices of the Corporation’s transfer agent. Any such notice or communication given as provided above shall be deemed received by the receiving party upon: actual receipt, if delivered personally; actual delivery, if delivered in accordance with customary practices of the Corporation’s transfer agent; on the next Business Day after deposit with an overnight courier, if sent by an overnight courier; or on the next Business Day after transmission, if sent by e-mail.

Section 12. Absolute Obligation.

Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, declared and unpaid dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

Section 13. Replacement Certificates.

The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation and any other documentation as may be required by the Corporation’s transfer agent.

Section 14. Waiver.

Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

Section 15. Severability.

If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

Section 16. Next Business Day.

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 17. Headings.

The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

Section 18. Status of Converted Preferred Stock.

Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series [A] Convertible Preferred Stock.

Section 19. Other Rights.

The shares of Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as required by applicable Law.

Section 20. Defined Terms.

Capitalized terms used and not otherwise defined in this Certificate of Designations shall have their respective meanings as defined below:

“Board” has the meaning set forth in the preamble.

“Business Day” means any day except a Saturday, a Sunday and any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means this Certificate of Designation relating to the Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Corporation, as it may be amended from time to time, and shall include this Certificate of Designation.

“Common Stock” means the common stock of the Corporation, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 7(a).

“Conversion Rate” has the meaning set forth in Section 7(a).

“Corporation” has the meaning set forth in the preamble.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Dividend Shares” shall have the meaning set forth in Section 3(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended (or any successor legislation which shall be in effect at the time).

“Fundamental Transaction” shall have the meaning set forth in Section 7(c).

“Funding Date” shall mean the date on which shares of Preferred Stock are first issued to the initial Holder(s) thereof.

“Governmental Authority” means any United States, European Union, national, federal, state, provincial, county, municipal or other local government or governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or any other country applicable to a specified Person.

“Holder” means a holder of record of one (1) or more shares of Preferred Stock, as reflected in the stock records of the Corporation or the transfer agent, which may be treated by the Corporation and the transfer agent as the absolute owner of such shares for all purposes to the fullest extent permitted by applicable Law.

“Junior Stock” means the Common Stock and any other class or series of equity securities of the Corporation, whether currently issued or issued in the future, which ranks junior to the Preferred Stock either or both as to the payment of dividends and/or as to the distribution of assets on any Liquidation.

“Law” means any statute, law, ordinance, rule or regulation of any Governmental Authority.

“Liquidation” has the meaning set forth in Section 4(a).

“Liquidation Preference” has the meaning set forth in Section 4(a).

“Notice of Conversion” shall have the meaning set forth in Section 7(a).

“Person” means an individual, corporation, partnership, limited liability company, estate, trust, common or collective fund, association, private foundation, joint stock company or other entity and includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

“Preferred Stock” has the meaning set forth in Section 1.

“Senior Preferred Shares” means shares of capital stock that are of senior or pari passu rank to the Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation.

“Share Delivery Date” shall have the meaning set forth in Section 7(b)(i).

“Stated Value” shall have the meaning set forth in Section 1.

“Subscription Agreement” means the Subscription Agreement, dated [•] 2026, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Subsidiary” means any subsidiary of the Corporation and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(c).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Subscription Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Subscription Agreement.

“Transfer Agent” means Continental Stock Transfer & Trust Corporation, the current transfer agent of the Corporation, and any successor transfer agent of the Corporation.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Designation to be executed by its duly authorized officer on this ___ day of [•], 2026.

CID HoldCo, Inc.
By:
Name:	Edmund Nabrotzky
Title:	Chief Executive Officer

ANNEX A

NOTICE OF CONVERSION
(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES [A] CONVERTIBLE PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series [A] Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of CID HoldCo, Inc., a Delaware corporation (the “Corporation”), indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Corporation, in accordance with the Certificate of Designation governing such Preferred Stock, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _______________

Number of shares of Preferred Stock owned prior to Conversion: _______________

Number of shares of Preferred Stock to be Converted: _______________

Stated Value plus Declared and Unpaid Dividends of shares of Preferred Stock to be Converted: _______________

Number of shares of Common Stock to be Issued: _______________

Applicable Conversion Price: _______________

Number of shares of Preferred Stock subsequent to Conversion: _______________

Address for Delivery: _______________

Or DWAC Instructions:
Broker no: _______________
Account no: _______________
[HOLDER]
By:
Name:
Title:

Appendix C

Amendment to the CID HOLDCO, INC. 2024 Equity INCENTIVE Plan

WHEREAS, CID Holdco, Inc. (the “Company”) maintains the CID Holdco, Inc. 2024 Equity Incentive Plan (the “Plan”); and

WHEREAS, Section 17 of the Plan provides that the Plan may be amended from time to time; and

WHEREAS, the Company desires to amend the Plan in certain respects;

NOW, THEREFORE, the Plan is hereby amended, effective as of the date the stockholders of the Company approve this amendment, in the following respects:

1.           Section 4.1 of the Plan is amended to read in its entirety as follows:

“4.1 Maximum Number of Shares Issuable.    Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 17,032,521 shares, which is the sum of (i) 2,032,521 shares which reflects the shares of Stock authorized for issuance under the Plan as of the Effective Date, plus (ii) 15,000,000 shares which were approved at the Company’s 2026 Annual Meeting of Stockholders (together, the “Base Reserve”) plus an annual increase, effective as of the first day of the Company’s fiscal year beginning in the year following the fiscal year in which the Company’s stockholders initially approved the Plan and the first day of each subsequent fiscal year through and including the first day of the Company’s fiscal year beginning on the tenth (10th) anniversary of the commencement of such annual increase, equal to the lesser of (i) ten percent (10%) of the number of shares of Stock outstanding as of the conclusion of the Company’s immediately preceding fiscal year, or (ii) such amount, if any, as the Board may determine, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.”

In the event of any conflict between the terms and conditions of the Plan and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail and control. If any term or provision of this Amendment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Amendment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Amendment shall be valid and enforced to the fullest extent permitted by law.

C-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above on behalf of the Company.

CID HOLDCO, INC.
By:	/s/ Edmund Nabrotzky
Name:	Edmund Nabrotzky
Title:	Chief Executive Officer

C-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026 Vote by Internet – QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Pacific Time, on May 11, 2026. CID HOLDCO, INC. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend: https://cstproxy.com/cidholdco/2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 AND 7. Please mark your votes like this 1. Elect one Class I Director to the board of directors. (1) Phyllis Newhouse FOR AGAINST 2. Ratify the appointment of Carr, Riggs & Ingram, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. FOR AGAINST ABSTAIN 3. Vote on a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to authorize the Board of Directors of the Company to effect one or more reverse stock splits by a ratio of not less than one-for-ten (1:10) and not more than one-fortwenty- five (1:25). 4. Vote on a proposal to approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock and warrants to purchase shares of Common Stock in connection with the following potential financing transactions: Proposal A: Financing documents between the Company and one or more potential financing sources (“Financing Source A”), including a common stock purchase agreement establishing an equity line of credit, a note purchase agreement and related senior secured convertible promissory note, and a common stock purchase warrant, in order to, among other things, make scheduled monthly payments under that certain Loan Agreement, dated December 4, 2025, between the Company and J.J. Astor & Co. (the “J.J. Astor Loan”) and terminate that certain Share Purchase Agreement (the “Original ELOC”) with New Circle Principal Investments LLC, a Delaware limited liability company (“New Circle”), in an amount that may exceed 20% of the Company’s Common Stock currently outstanding; Proposal B: Financing documents between the Company and one or more potential financing sources (“Financing Source B”), including a common stock purchase agreement establishing an equity line of credit, a preferred stock purchase agreement, and a common stock purchase warrant, in order to, among other things, entirely pay off the J.J. Astor Loan and terminate the Original ELOC, in an amount that may exceed 20% of the Company’s Common Stock currently outstanding 5. Vote on a proposal to approve, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), solely if the Company defaults on that certain Loan Agreement, dated December 4, 2025 with J.J. Astor & Co., the issuance of shares of common stock upon conversion of the remaining balance of the senior convertible note pursuant to the terms of such loan. 6. Vote on a proposal to approve, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of up to 100,000,000 shares of common stock (or securities convertible into or exercisable for common stock) in one or more non-public financing transactions. 7. Vote on a proposal to approve an amendment to the Company’s 2024 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder to 19,959,853 shares. CONTROL NUMBER Signature Signature, if held jointly Date___________, 2026 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 12, 2026 To view the Proxy Statement and to attend the Annual Meeting, please go to: https://cstproxy.com/cidholdco/2026 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CID HOLDCO, INC. The undersigned hereby appoints Edmund Nabrotzky and Charles Maddox, and each of them as proxies, each with full power of substitution, and authorizes them to represent and to vote all the shares of common stock of CID Holdco, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders and any adjournments or postponement thereinafter specified upon the proposals listed and as more particularly described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion upon such other matters as may properly come before the meeting. THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED IT WILL BE VOTED “FOR” THE DIRECTOR NOMINEE AND “FOR” PROPOSALS 2, 3, 4, 5, 6, AND 7, AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS PROPERLY COMES BEFORE THE MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifying the Company’s Corporate Secretary at the Annual Meeting of the undersigned’s decision to revoke this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Company’s Corporate Secretary at the address set forth on the Notice of Annual Meeting, by voting via the Internet at a later time or by submitting a signed, later-dated proxy prior to a vote being taken on a proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, the Proxy Statement for the Annual Meeting, and the Annual Report on Form 10-K. I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future. EMAIL ADDRESS: Please complete, sign and date this proxy and return it promptly in the enclosed envelope. (Continued, and to be marked, dated and signed, on the other side)